As filed with the Securities and Exchange Commission on February 26, 1999

                                                 1933 Act Registration No. 33-12
                                                      1940 Act File No. 811-4401
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       -x-

                        Post-Effective Amendment No. 49
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   -x-
                               Amendment No.  51
                                              --
                        (Check appropriate box or boxes)

                              -------------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

               (Exact name of registrant as specified in charter)


     215 NORTH MAIN STREET
     WEST BEND, WISCONSIN                                   53095
     (Address of Principal Executive Offices)               (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 334-5521


                              ROBERT J. TUSZYNSKI
                             President and Director
                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             215 NORTH MAIN STREET
                           WEST BEND, WISCONSIN 53095
                    (Name and Address of Agent for Service)

                                    Copy to:

                            CONRAD G. GOODKIND, ESQ.
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

     Approximate Date of Proposed Public Offerings: As soon as practicable following the effective date of this amendment to the registration statement. It is proposed that this filing will become effective
---  immediately upon filing pursuant to paragraph (b)
---  on (Date) pursuant to paragraph (b)
---  60 days after filing pursuant to paragraph (a)(1)
-x-  on May 1, 1999 pursuant to paragraph (a)(1)
---  75 days after filing pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:
--- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

     This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment risks and strategies, Portfolio managers, buying and selling shares and other information about the Portfolio.

     Principal Preservation Portfolios, Inc. ("Principal Preservation") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. Principal Preservation presently offers nine different mutual fund selections. This Prospectus describes one of those mutual funds, the Wisconsin Tax-Exempt Portfolio. Its investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax. The Portfolio is a non-diversified mutual fund. This means that the Portfolio may invest significant portions of its assets in bonds financing businesses, projects and other enterprises within a single industry or several different industries (for example, healthcare, housing and utilities).

     B.C. Ziegler and Company serves as investment advisor to the Portfolio. We sometimes refer to B.C. Ziegler and Company as Ziegler or the "Advisor."
===============================================================================

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IF ANYONE TELLS YOU OTHERWISE THEY ARE COMMITTING A CRIME.
===============================================================================
THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                                QUICK REFERENCE


RISK/RETURN INFORMATION:

Specific investment objectives, strategies, risks,
expenses and performance information:                                 pages
Additional investment practices and strategies
   of the Portfolio and associated risks                              pages

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Portfolio shares (including sales
   charges and combined purchase programs)                            pages
How to redeem Portfolio shares                                        pages
How to exchange with other Principal
   Preservation funds                                                 pages
How to begin an automatic investment plan                             pages
How to begin an automatic withdrawal plan                             pages

MANAGEMENT:

Investment Advisor                                                    page
Portfolio Managers                                                    page

          RISK/RETURN INFORMATION; INVESTMENT OBJECTIVE AND STRATEGIES


INVESTMENT OBJECTIVE

     The Wisconsin Tax-Exempt Portfolio (the "Portfolio") seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

INVESTMENT STRATEGY AND PROGRAM

     INVESTMENT PROGRAM. The Portfolio attempts to achieve its objective by investing primarily in municipal bonds and other debt securities that pay interest which is exempt from federal income tax and from Wisconsin personal income tax. Under normal market conditions, the Portfolio will invest primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities (including territories and possessions of the United States and their political subdivisions and public authorities, and sovereign nations located within the territorial boundaries of the United States).

     As a matter of fundamental policy, the Portfolio will invest its assets so that at least 80% of the income earned on those investments will be exempt from federal and Wisconsin personal income taxes and also will be exempt from federal and applicable state alternative minimum taxes. The Portfolio generally will strive to invest all of its assets in this fashion. However, under abnormal market conditions, the Portfolio may invest as much as 100% of its assets in bonds that generate interest which is a "tax preference item" for purposes of federal and applicable state alternative minimum tax, such as bonds that finance private activities. If you are subject to the alternative minimum tax, a portion of your income may not be exempt from federal and/or Wisconsin personal income tax. We consider income tax distributions of the Portfolio that are a tax preference item for purposes of federal and applicable state alternative minimum tax to be exempt from federal and Wisconsin personal income tax for purposes of the Portfolio's fundamental investment policy.

     TAXEXEMPT OBLIGATIONS. We use the term "Tax Exempt Obligations" to refer to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and sovereign nations within the territorial boundaries of the United States. These entities issue (sell) Tax Exempt Obligations primarily to finance various public purposes, such as constructing public facilities and making loans to public institutions. Tax Exempt Obligations may be either general obligation bonds or revenue bonds. General obligation bonds normally are secured by the full faith and credit of an agency with taxing power. The taxing authority makes interest and principal payments on these bonds from its general unrestricted revenues. The issuer of a revenue bond, on the other hand, makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. A municipality also sometimes issues short term notes in anticipation of their sale of bonds, collection of taxes or receipt of other revenue (anticipation notes).

     Only limited categories of Tax Exempt Obligations are exempt from Wisconsin personal income taxes. These include:

      o   Higher education bonds issued by the State of Wisconsin

      o   Public housing authority bonds issued by Wisconsin municipalities

      o   Redevelopment authority bonds issued by Wisconsin municipalities

      o Certain bonds issued by the Wisconsin Housing and Economic Development Authority

      o   Wisconsin Housing Finance Authority Bonds

      o Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam

      o Certain public housing agency bonds issued by agencies located outside of Wisconsin

     Because of these limited categories of double tax exempt bonds, the Portfolio may not always be able to invest its assets in Tax Exempt Obligations issued in Wisconsin. When the Advisor is unable to find a sufficient supply of qualifying Tax Exempt Obligations issued in Wisconsin, the Advisor may invest more than 25% of the Portfolio's assets in securities of Puerto Rico, Guam or the U.S. Virgin Islands and their municipalities and other political subdivisions and public authorities.

     CREDIT QUALITY OF TAX EXEMPT OBLIGATIONS. The Portfolio may invest any portion of its assets in Tax Exempt Obligations rated at the time of purchase within the four highest grades assigned by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Services. [ARE OTHER RATING AGENCIES USED?] These are considered investment grade securities. The Portfolio also may invest in unrated Tax Exempt Obligations that the Advisor determines, at the time of purchase, are of comparable quality to investment grade securities.

     The Portfolio may invest up to 20% of its assets in Tax Exempt Obligations that are rated in the fifth highest rating category by Moody's or Standard & Poor's or, if unrated, that the Advisor determines to be of comparable quality to bonds rated in the fifth highest category. These below investment grade bonds (sometimes referred to as junk bonds) carry a higher risk of nonpayment and tend to fluctuate more in market price than is the case for higher rated bonds. We discuss these risks in more detail under the subsection of this Prospectus titled "Investment Risks - Junk Bond Risks."

     It is possible that, after the Portfolio purchases a Tax Exempt Obligation which meets its credit quality standards, Moody's or Standard & Poor's may downgrade the bond, or the Advisor may reassess its view of the issuer's credit quality. The Advisor will consider such an event in determining whether the Portfolio should continue to hold the bond, but will not automatically dispose of the bond solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Portfolio's total assets to be invested in Tax Exempt Obligations that do not meet the Portfolio's minimum credit standards, then the Advisor promptly will sell some of the downgraded Tax Exempt Obligations so that less than 5% of the Portfolio's total assets are invested in such bonds.

     In analyzing rated and unrated Tax Exempt Obligations, the Advisor obtains and reviews available information on the creditworthiness of the persons obligated to make principal and interest payments (including any persons who guarantee the borrower's payment obligations). The Advisor also considers various qualitative factors and trends that affect Tax Exempt Obligations generally.

INVESTMENT RISKS

     As with any mutual fund, the Portfolio cannot guarantee that it will achieve its investment objective. The value of the Portfolio's shares and their yield will increase and decrease over time, primarily in response to interest rate fluctuations. You assume risk when you purchase shares of the Portfolio, and you could lose money. Money you invest in the Portfolio is not a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

     MARKET RISK. Market risk is the possibility that the Portfolio's Tax Exempt Obligations will decline in value. Factors that potentially could cause such a decline include: (1) an increase in interest rates; (2) adverse changes in supply and demand for Tax Exempt Obligations because of market, sector, industry or political factors; or (3) the unavailability or inaccuracy of key information about a particular Tax Exempt Obligation, its issuer or the market in which it trades.

     CREDIT RISK. Credit Risk is the possibility that the borrower of bond proceeds, or its guarantor, will not be able to make timely principal and interest payments. The creditworthiness of borrowers could deteriorate because of: (1) general economic conditions; (2) adverse developments that affect the industry in which the borrower conducts its business; or (3) adverse developments that affect the borrower's business uniquely. Such deterioration causes a higher risk of default on interest and principal payments, and likely would cause the Portfolio's Tax Exempt Obligations to decline in value.

     JUNK BOND RISKS. As noted above, the Portfolio may invest up to 20% of its total assets in Tax Exempt Obligations rated below investment grade (junk bonds). Below investment grade bonds offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. Standard & Poor's regards these bonds as having the ability, at the time they are rated, to meet scheduled interest and principal payments. Moody's characterizes the assurance of interest and principal payments on these bonds over any extended period of time as small. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Portfolio attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories (which is no more than two grades below investment grade).

     GEOGRAPHIC CONCENTRATION RISK. The Portfolio is subject to geographic concentration risk. Political, business and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico and Guam (and perhaps the U.S. Virgin Islands) will affect the Portfolio's performance, because the Portfolio concentrates its investments in those geographic territories.

     INDUSTRY CONCENTRATION. The Portfolio generally will not invest more than 25% of its assets in Tax Exempt Obligations payable from the revenues of any single industry. However, when the Advisor is unable to find a sufficient supply of other appropriate Tax Exempt Obligations, it may invest more than 25% of the Portfolio's assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. As a result, industry concentration could increase the Portfolio's market risk or credit risk, or both.

     TAX RISK. The Portfolio may invest up to 20% of its total assets in Tax Exempt Obligations that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

     As discussed above, the Portfolio may concentrate its investments in any or all of the housing, healthcare and utilities industries. Like most revenue bonds, the federal and Wisconsin tax-exempt status of these bonds depends upon compliance with certain provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code"). If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Tax Code, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). This would reduce the value of the bonds, subjecting shareholders (including the Portfolio) to unanticipated tax liabilities and possibly force the Portfolio to sell the bonds at a reduced value.

WHO SHOULD INVEST IN THE PORTFOLIO?

     The Wisconsin Tax-Exempt Portfolio is designed for long term investors who seek a high level of current income that is exempt from both federal and Wisconsin income tax, and who prefer to invest primarily in municipalities and projects located in the State of Wisconsin.

PERFORMANCE INFORMATION

     TOTAL RETURN AND YIELD. A mutual fund's total return is a measure of its performance based on its historic distributions over a specified period of time, usually one, five and ten years. Total return is the increase or decrease in the redemption value of shares of a mutual fund purchased with a hypothetical initial investment amount, assuming you reinvest all dividends and capital gains distributions. Total return is expressed as a percent change in the redemption value from the beginning to the end of the relevant period.

     The Portfolio's total return consists of three major components, interest and other income earned on its portfolio securities, realized and unrealized gains and losses on portfolio securities, and operating expenses. The Portfolio earns interest and other income on Tax Exempt Obligations during the period it holds them, which contributes to total return. The market values of the Portfolio's Tax Exempt Obligations fluctuate, which causes the total value of the Portfolio's assets (and thus the net asset value of each of its shares) to increase and decrease from day to day. Finally, the Portfolio pays its operating expenses out of its assets, which reduces its per share net asset value.

     Yield is a measure of a bond's income performance over a one-month period. This yield is then annualized, which allows an investor to compare a bond's current income with annual interest rates existing at a given time. The Portfolio calculates a bond's yield by dividing the fixed annual amount of interest paid on the bond by the bond's market price, and expressing the result as a percent. The Portfolio determines its yield by making the same calculation over its entire investment portfolio.

     A bond's market price generally moves in the opposite direction of interest rates, causing its yield to move in the same direction as interest rates. Interest rate movements typically affect the market prices of longer term bonds greater than bonds with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on the market value of a bond with a principal value of $1,000 and a 7% coupon.

                                          MARKET VALUE IF INTEREST RATES:
                                          --------------------------------
                            MATURITY      INCREASE 1%          DECREASE 1%
                            --------      ----------           ------------
Intermediate Bond           5 years         $959                 $1,043
Long-Term Bond             20 years         $901                 $1,116

     These interest rate fluctuations will not affect the income that the Portfolio earns on its Tax Exempt Obligations that have fixed interest rates, but will affect the yield on shares that the Portfolio subsequently issues. Also, interest rate fluctuations will affect the rate of interest on any variable rate demand notes or other variable rate securities that the Portfolio holds.

     The Advisor will manage the debt securities in the Portfolio according to its assessment of the interest rate environment. If the Advisor anticipates rising interest rates, it will attempt to shorten the average maturity of the Portfolio to cushion the effect of falling bond prices. If the Advisor anticipates a decline in interest rates, it will seek to lengthen the average maturity.

     PAST PERFORMANCE. The bar chart and table below provide you with information about the Portfolio's annual return and yield. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Portfolio's shares since it started operations on June 13, 1994. The chart does not reflect front end sales loads that you pay when you buy shares of the Portfolio. If the chart reflected those sales loads, the returns shown would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Portfolio otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

WISCONSIN TAX-EXPEMTP PORTFOLIO
                    Average Annual
                  Total Return(1)<F1>
1994(2)<F2>              6.50%
1995                    16.30%
1996                     3.30%
1997                     8.70%

-----------------------------

(1)<F1>   As a percent of average net assets.

(2)<F2> For the period from June 13, 1994 (commencement of operations) through December 31, 1994 (not annualized).

     The Portfolio's highest and lowest quarterly returns during the periods presented in the bar chart were:

Highest:     7.33%     (first quarter of 1995)
Lowest:     -1.80%     (first quarter of 1996)

     The tables below compare the average annual return and yield on shares of the Portfolio with that of a broad measure of market performance over the periods indicated.


AVERAGE ANNUAL TOTAL                                PERIOD FROM JUNE 13, 1994
RETURN (FOR THE PERIODS                            (COMMENCEMENT OF OPERATIONS)
ENDING DECEMBER 31, 1998)        PAST ONE YEAR      THROUGH DECEMBER 31, 1998
------------------------         -------------      -------------------------
Lehman 20-Year Municipal Bond       6.97%                      8.53%
  Index*<F3>
Wisconsin Tax-Exempt Portfolio      2.71%                      5.08%

*<F3> The Lehman 20-Year Municipal Bond Index is a broad based index containing over 22,000 issues with maturities ranging from two to thirty years. The bonds included in the Index were issued in offerings of $50 million or more completed within the past five years. The average quality rating of municipal bonds included in the Index is "AA."

YIELD FOR THE 30 DAYS ENDED
DECEMBER 31, 1998 (ANNUALIZED)     TAX EXEMPT    TAXABLE EQUIVALENT YIELD(1)<F4>
------------------------------     ----------    -------------------------------
Wisconsin Tax-Exempt Portfolio         3.95%                  7.03%
Lehman 20-Year Municipal Bond Index    4.90%                  8.72%
-------------------------

(1<F4> Based upon a combined Wisconsin personal income tax rate of 6.9% and a federal income tax rate of 39.6%, adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 43.79%.

For current yield information, please call 1-800-826-4600.

     FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a mutual fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.

     Shareholder transaction expenses are charges you pay when you buy, sell or exchange shares. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

     Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the mutual fund. Mutual funds pay annual operating expenses out of their assets. Therefore operating expenses reduce your total return.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange shares of the Portfolio.

SHAREHOLDER FEES (FEES YOU PAY DIRECTLY WHEN YOU INVEST)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price) (1)<F5>                     2.5%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
Contingent Deferred Sales Charge (Load)                           None
Redemption Fees ($12.00 for each wire redemption)                 None
Exchange Fee                                                     $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(2)<F6>
Management Fees                                                  0.50%
Distribution (12b-1) Fees                                        0.25%
Other Expenses:
Custodian Fees                                                   0.03%
Transfer Agent Fees                                              0.07%
Other Fees                                                       0.20%
                                                                ------
Total Other Expenses                                             0.30%
                                                                ------
                                                                ------
Annual Fund Operating Expenses                                   1.05%
-----------------------

(1)<F5> To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services."

(2)<F6> The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1998.
          The Adviser voluntarily waived fees and reimbursed expenses. Giving effect to these measures, the following ratios would have been:
          Management Fess -0.29%; Other Fees - 0%; Total Other Expenses - 0.10%; and Annual Fund Operating Expenses - 0.64%.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example if for comparison purposes only. Actual returns and costs may be higher or lower.

AFTER 1 YEAR        AFTER 3 YEARS     AFTER 5 YEARS      AFTER 10 YEARS
------------        -------------     -------------      --------------
   $35.00              $58.00            $81.00             $150.00

     If you wish to review historical financial information about the Portfolio, please refer to the section of this Prospectus captioned "Financial Highlights."


                 OTHER INVESTMENT STRATEGIES AND CONSIDERATIONS

MORE ABOUT TAX EXEMPT OBLIGATIONS

     Tax Exempt Obligations include primary debt obligations which fund various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally securities backed by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport.

     Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

     The Portfolio also may purchase floating and variable rate demand notes from municipal issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     The yields on Tax Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, Tax Exempt Obligations of longer maturity produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of greater risk as to the payment of principal and interest. While the Portfolio may invest in securities of any maturity, the weighted average maturity of the Portfolio's investment portfolio is expected to range between approximately 15 to 25 years.

GEOGRAPHIC CONCENTRATION

     The Portfolio's practice of concentrating its investments in limited geographic areas exposes it to greater credit risks than a mutual fund that invests in a more geographically diversified portfolio of Tax Exempt Obligations. The value of the Portfolio's Tax Exempt Obligations is closely tied to local, political and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico, Guam and perhaps the U.S. Virgin Islands. These risks may include possible tax changes, legislative or judicial action, environmental concerns, and differing levels of supply and demand for debt obligations exempt from federal and Wisconsin personal income taxes. The table below demonstrates the geographic concentration of the Portfolio's assets at December 31, 1998.

GEOGRAPHIC TERRITORY            PERCENT OF TOTAL ASSETS AT DECEMBER 31, 1998
--------------------            --------------------------------------------
Wisconsin                                          71.6%
Puerto Rico                                         6.3%
Guam                                                4.9%

     WISCONSIN ECONOMY. Wisconsin's economy, although fairly diverse, is concentrated in the manufacturing, services (accounting for approximately 25% of total non-farm employment) and trade sectors and is influenced by the vast supply of resources in the State. This diversification has helped the State's economy to outperform the national economy. The State's annual unemployment rate over the last 10 years has been below the national average. In addition, over the past decade, Wisconsin has managed to balance its budget while cutting income taxes and not increasing general taxes. As a result of these factors, revenues and assets necessary to support and collateralize interest and principal payments on bonds issued by Wisconsin public agencies and private enterprises remain relatively strong. These factors help to maintain a robust municipal bond market.

     PUERTO RICO ECONOMY. From time to time the Portfolio may invest a significant portion of its assets in Tax Exempt Obligations issued by or on behalf of Puerto Rico or its agencies or instrumentalities. Once primarily supported by agriculture, Puerto Rico's economy now has a diverse technology-orientated manufacturing base. In terms of Gross Domestic Product, manufacturing contributes $19 billion, or 41% of GDP. Finance, insurance and real estate services have undergone dramatic growth over the past decade, and now account for 14% of GDP. Puerto Rico's unemployment rate (seasonally adjusted) remains relatively high at approximately 14%, and per capita income is less than the U.S. average. Debt ratios for the Commonwealth are high as it assumes much of the responsibility for financing improvements in the local infrastructure.

     Historically, Puerto Rico's economic base was centered around tax advantages offered to U.S. manufacturing firms. However, legislation passed in 1996 significantly reduced those incentives, with a general phase-out by 2006 for corporations with operations on the island. While Puerto Rico may have time to find other sources of economic growth, it is still uncertain what effect the reduction in tax incentives will have on Puerto Rico's economic stability and on the market for its municipal securities.

     Hurricane Georges devastated Puerto Rico in late September, 1998. The damage to production and earnings likely will be offset in the short run by reconstruction-induced activity, much of which will continue through the first half of 1999 and beyond. This activity could help Puerto Rico's gross national product grow at the rate of 3% to 3.5%, instead of the 2.6% to 2.8% originally projected. Much of this growth likely will come from investment in housing and infrastructure, and increase the public sector's already prominent role in supporting domestic demand. The damage to domestic crops of tropical produce likely will fuel inflation, holding at an atypically expected high rate of 6%. Tourism increased during the June, 1997 through June, 1998 season, as evidenced by an 8% increase in registrations at tourist hotels. Although Hurricane Georges hit Puerto Rico during the off-tourist season, damage done to tourist facilities could reduce reservations during this year's peak season. Overall, short-term reconstruction of manufacturing and tourist facilities and infrastructure should contribute to an active market for Tax Exempt Obligations, but the hurricane damage likely will have little effect on these markets for the long term.

     GUAM ECONOMY. The Portfolio may also invest a significant portion of its assets in certain obligations issued by or on behalf of the Government of Guam. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam's economy. The United States recently reduced its military presence in Guam, which has had a negative effect on the local economy. Tourism also has suffered in recent years as a result of natural disasters (such as earthquakes) and domestic economic difficulties in countries that historically have contributed large numbers of tourists to Guam, particularly Japan. If these negative trends continue and/or other negative developments occur, they could lead to economic instability and volatility in the Guam municipal securities markets.

INDUSTRY CONCENTRATION

     The Portfolio may invest 25% or more of its total assets in revenue bonds (including private activity and industrial development bonds), but may not invest more than 25% of its total assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry. However, the Portfolio may invest without limitation, in circumstances in which the other appropriate available investments are in limited supply, in housing, health care and/or utility obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. Appropriate available investments may be in limited supply, from time to time in the opinion of the Advisor, due to, among other things, the Portfolio's investment policy of investing primarily in obligations of Wisconsin (and municipalities, other political subdivisions and public authorities thereof) and of investing primarily in investment grade securities.

     The exclusion from gross income for purposes of federal income taxes and Wisconsin personal income taxes for certain housing, health care and utility bonds depends on compliance with relevant provisions of the Tax Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Portfolio to sell the bonds at the reduced value. Furthermore, failure to meet these ongoing requirements may preclude the holder from accelerating payment of the bond or requiring the issuer to redeem the bond. In any event, where the Federal Housing Administration ("FHA") or another mortgage insurer insures a mortgage that secures housing bonds, the FHA or other issuer may be required to consent before insurance proceeds would become payable to redeem the bonds.

     HOUSING OBLIGATIONS. The Portfolio may invest, from time to time, 25% or more of its total assets in obligations of pubic bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Housing authority obligations (which are not general obligations of Wisconsin) generally are supported to a large extent by Federal housing subsidy programs. The failure of a housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of such Federal program is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in Federal housing subsidy programs and their administration also could result in a decrease of those subsidies.

     Repayment of housing loans and home improvement loans in a timely manner depends upon factors affecting the housing market generally, and upon the underwriting and management ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including fluctuations in interest rates, failure or inability to increase rentals and increasing construction and operating costs, also could adversely affect revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations.

     Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at anytime in whole or in part from the proceeds derived from pre-payments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     HEALTH CARE OBLIGATIONS. The Portfolio may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital care facilities or equipment. The ability of a health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations depends upon, among other things, the revenues, costs and occupancy levels of the facility. Some factors that could affect revenues and expenses of hospitals and health care facilities include, among others, demand for health care services at the particular type of facility, increasing costs of medial technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided.

     Additionally, federal and state programs such as Medicare and Medicaid, as well as private insurers, typically provide a major portion of hospital revenues. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities.

     A number of addition legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. We are unable to predict what legislative reforms may be made in the future in the health care area and what effect, if any, they may have on the health care industry generally or on the creditworthiness of health care issuers of securities held by the Portfolio.

     UTILITY OBLIGATIONS. The Portfolio may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw materials, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.


                                   MANAGEMENT

INVESTMENT ADVISOR

     Ziegler is the investment advisor of the Portfolio. In addition to the Portfolio, Ziegler is the investment advisor for seven other mutual funds in the Principal Preservation family, and privately manages numerous customer advisory accounts. On January 1, 1999, Ziegler and its affiliates managed approximately
$      billion in assets on a discretionary basis.  Ziegler also serves as distributor, accounting/pricing agent and transfer and dividend disbursing agent for the Portfolio. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-owned financial services holding company. Ziegler's address is 215 North Main Street, West Bend, Wisconsin 53095.

     Ziegler provides the Portfolio with overall investment advisory and administrative services. For 1998, the Portfolio paid $194,141 (or 0.5% of the Portfolio's average net assets) in advisory fees to Ziegler. Ziegler voluntarily reimbursed $162,276 in expenses (or 0.4% of the Portfolio's average net assets).

PORTFOLIO MANAGER

     Mr. Thomas P. Sancomb has served as portfolio manager for the Wisconsin Tax-Exempt Portfolio since it started operations in 1994. Mr. Sancomb has served with Ziegler in various capacities since March 1975. He has served on Ziegler's Investment Committee since July, 1984. He is a Vice President of Ziegler.
                               PURCHASING SHARES

GENERAL INFORMATION

     You may buy shares of the Portfolio through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

     Principal Preservation will issue share certificates only if you so request in writing, and then only for full shares. You must make a new written request for a share certificate each time you purchase shares. Principal Preservation does not charge a fee to issue a share certificate. You cannot use certain shareholder services, including telephone redemptions and exchanges and any systematic withdrawal, for certificated shares. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee). Share certificates may not be available for some retirement accounts.

MINIMUM PURCHASE AMOUNTS

     The Portfolio has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control the Portfolio's operating expenses. The Portfolio incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, small shareholder accounts and small additional investments increases the Portfolio's operating expense ratio, and adversely affect its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Portfolio for various types of investors.


                                     MINIMUM INITIAL       MINIMUM ADDITIONAL
TYPE OF INVESTOR                    INVESTMENT AMOUNT   INVESTMENT AMOUNT(1)<F7>
----------------                    -----------------   ------------------------
All investors, except special
  investors listed below                  $1,000                   $50
Custodial accounts under the Uniform
  Gifts/ Transfers to Minors Act
  (see "Shareholder Services")              $500                   $25
Purchases through Systematic Purchase
  Plans (see "Shareholder Services -
  Systematic Purchase Plan")                $100                  $100(2)<F8>

----------------------------

(1)<F7> There is no minimum additional investment requirement for purchases of shares of the Portfolio if the purchase is made in connection with:
        (i) an exchange from another mutual fund within the Principal Preservation family of funds (see "Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the Principal Preservation family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.
(2)<F8> The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING SHARES

     FRONT-END SALES CHARGE. You may purchase shares of the Portfolio at net asset value plus a maximum front-end sales charge of 2.50% of the public offering price. The front-end sales charge reduces (ultimately to zero) as the size of your investment increases.

     The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of shares of the Portfolio. The Portfolio will not issue shares for consideration other than cash, except in the case of a bonafide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.

                                        PUBLIC OFFERING      NET AMOUNT
SIZE OF INVESTMENT                           PRICE            INVESTED
------------------                           -----            --------
Less than $50,000                            2.50%              2.56%
$50,000 but less than $100,000               2.00%              2.04%
$100,000 but less than $250,000              1.50%              1.52%
$250,000 but less than $500,000              1.25%              1.26%
$500,000 but less than $1,000,000            1.00%              1.01%
$1,000,000 or more                            None               None

     REDUCED FRONT-END SALES CHARGES. There are several ways you can reduce your sales charge. One is to increase your initial investment to reach a higher discount level. The scale in the table above is applicable to initial purchases of Principal Preservation shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, or (4) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     You (as a "purchaser") can reduce your sales charge by adding to your investment so that the current offering price value of your shares, plus your new investment, reach a higher discount level. For example, if the current offering price of the shares you hold in the Portfolio is $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invest an additional $100,000, your sales charge would be 1.50% on that additional investment. You may aggregate your holdings of shares in the Portfolio with shares you own in any other Principal Preservation mutual funds that have a sales charge in order to determine the break-point at which you may purchase shares in the Portfolio.

     A third way is for you (as a "purchaser") to sign a non-binding statement of intention to invest $50,000 or more over a 13 month period in any one or combination of Principal Preservation mutual funds that have a sales charge. If you compute your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in the statement of intention, we escrow shares valued at 5% of the amount of your intended purchase, and we will redeem those shares to cover the additional sales charge payable if you do not complete the statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a Portfolio with respect to shares held in escrow.

     A reduced front-end sales charge is also available on the purchase of shares by members of a qualified group. We calculate the sales charge for these groups by taking into account the aggregate dollar value of shares of all Principal Preservation shares sold subject to a sales charge that the group currently holds or is purchasing.

     Finally, directors of The Ziegler Companies, Inc. who are not also employees of Ziegler may purchase shares with a reduced sales charge of 0.50 of 1%.

     To receive the benefit of the reduced sales charge, you must inform Principal Preservation, Ziegler or the Selected Dealer that you qualify for the discount.

     PURCHASES WITHOUT A FRONT-END SALES CHARGE. If you are one of the various types of purchasers described below, you may purchase shares of the Portfolio at net asset value (that is, without a front-end sales charge).

$1.0 Million Purchases        If you (as a "purchaser") purchase at least $1.0
                              million of shares, or if your account value at the time of purchase is at least $1.0 million, you may purchase shares at net asset value, provided you make the purchase through a Selected Dealer who has executed a dealer agreement with Ziegler. The term "purchaser" has the meaning described in "Reduced Front-End Sales Charges," above. The
                              Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.
                              All or a part of such payment may be conditioned on the monies remaining invested with Principal
                              Preservation for a minimum period of time.

Investors Transferring From   You may purchase shares of the Portfolio at net
Unrelated Load Funds          asset value if you pay with the proceeds from the
                              redemption of shares of another mutual fund that charges a sales charge, but only if the other fund is not part of Principal Preservation. You may purchase at net asset value under this provision regardless of whether you paid the applicable sales charge on the shares you redeemed in the unrelated fund. However, you must have redeemed those shares no more than 90 days prior to your purchase of shares of the Portfolio. The
                              Distributor may make a payment or payments, out of its own funds, to Selected Dealers effecting such exchanges, in an amount not to exceed 0.50 of 1% of the amount invested. The Distributor may condition all or a part of such payment upon the monies remaining invested with Principal
                              Preservation for a minimum period of time.

Persons Associated with       If you are any of the following persons, you may
Principal Preservation and    purchase shares of the Portfolio at net asset
Its Service Providers         value: a Director or officer of Principal
                              Preservation (including purchases jointly with or individually by your spouse and purchases made by your children or grandchildren under age 21); an employee of Ziegler, a Selected Dealer, Ziegler
                              Asset Management, Inc. (sub-advisor to certain of
                              Principal Preservation's common stock mutual funds), Skyline Asset Management, L.P. (sub-advisor to Principal Preservation's Select Value
                              Portfolio) or Geneva Capital Management, Ltd.
                              (sub-advisor to Principal Preservation's Managed
                              Growth Portfolio). The term "employee" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees.

Reinvestments of              You may purchase shares of the Portfolio without a
Distributions From Principal  sales charge by reinvesting distributions from any
Preservation Mutual Funds     Principal Preservation mutual fund, or investing
and Other Investment          distributions from various unit investment trusts
Vehicles Sponsored by Ziegler sponsored by Ziegler; reinvesting principal or interest payments on bonds issued by Ziegler
                              Mortgage Securities, Inc. II; or reinvesting interest payments on bonds underwritten by Ziegler.

Purchases Through Certain     You may purchase shares of the Portfolio without a
Investment Programs           sales charge through an asset allocation program,
                              wrap fee program or similar program of services offered or administered by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of a Portfolio may not be available or may be modified in connection with the program of services. When you purchase shares this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from Principal
                              Preservation and/or Ziegler for providing such services.

Reinvestment Privilege        If you redeem shares of the Portfolio, you may
                              reinvest all or part of the redemption proceeds without a front-end sales charge, if you send written notice to Principal Preservation or the Transfer Agent not more than 90 days after the shares are redeemed. We will reinvest your redemption proceeds on the basis of the net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

METHODS FOR PURCHASING SHARES

     All purchases must be in U.S. dollars and your check must be drawn on a U.S. bank. Principal Preservation will not accept cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. When you buy shares by any type of check, wire transfer or automatic investment purchase, you may not be able to redeem the shares for fifteen days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by Principal Preservation.

     Your order for the purchase of shares will be deemed to have been received when it is physically received by the Transfer Agent, the Distributor, a Selected Dealer or certain other financial services firms that have entered into an agreement with Principal Preservation appointing the firm as an agent of Principal Preservation for the purpose of accepting share purchase and redemption orders. We have authorized those financial services firms to designate other intermediaries to accept share purchase and redemption orders on their behalf. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested at the net asset value computed for the relevant Portfolio on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested at the net asset value determined for the relevant Portfolio as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

            METHOD                        TO OPEN A NEW ACCOUNT                           TO ADD TO AN EXISTING ACCOUNT
            ------                        ---------------------                           -----------------------------
BY MAIL OR PERSONAL DELIVERY       1. Complete the Account Application          1.Complete the Additional Investment form included
                                      included in this prospectus.                with your account statement.  Alternatively, you
Personally deliver or send by                                                     may write a note indicating your account number.
First Class or Express Mail or     2. Make your check or money order
Private Delivery Service to:          payable to: "Principal                    2.Make your check payable to "Principal
                                      Preservation."                              reservation."
Principal Preservation                Note: The amount of your purchase
215 N. Main Street                    must meet the applicable minimum          3.Personally deliver or mail the Additional
West Bend WI 53095                    initial investment account.  See            Investment Form (or note) and your check or
                                      "Purchasing Shares - Minimum                money order.
                                      Purchase Amounts."

                                   3. Personally deliver or mail the completed
                                      Account Application and your check or
                                      money order.

AUTOMATICALLY                      Not Applicable                               USE ONE OF PRINCIPAL PRESERVATION'S AUTOMATIC
                                                                                INVESTMENT PROGRAMS.  Sign up for these services
                                                                                when you open your account, or call 1-800-826-4600
                                                                                for instructions on how to add them to your existing
                                                                                account.

                                                                                SYSTEMATIC PURCHASE PLAN.  Make regular, systematic
                                                                                investments into your Principal Preservation
                                                                                account(s) from your bank checking or NOW account.
                                                                                See "Shareholder Services - Systematic Purchase
                                                                                Plan."

                                                                                AUTOMATIC DIVIDEND REINVESTMENT.  Unless you choose
                                                                                otherwise, all of your dividends and capital gain
                                                                                distributions automatically will be reinvested in
                                                                                ADDITIONAL Portfolio shares.  You also may elect to
                                                                                have your dividends and capital gain distributions
                                                                                automatically invested in shares of another
                                                                                Principal Preservation mutual fund.

TELEPHONE                          BY EXCHANGE                                  BY EXCHANGE

1-800-826-4600                     Call to establish a new account by           Add to an account by exchanging funds from another
                                   exchanging funds from an existing            Principal Preservation account.  See "Exchanging
                                   Principal Preservation account.              Shares."
                                   See "Exchanging Shares."

FINANCIAL SERVICES FIRMS           You may purchase shares in a Portfolio       You may purchase additional shares in a Portfolio
                                   through a broker-dealer or other financial   through a broker-dealer or other financial services
                                   service firm that may charge a transaction   firm that may charge a transaction fee.
                                   fee.
                                                                                Principal Preservation may accept requests to
                                   Principal Preservation may accept requests   purchase additional shares into a broker-dealer
                                   to purchase shares into a broker-dealer      street name account only from the broker-dealer.
                                   street name account only from the
                                   broker-dealer.

DISTRIBUTION AND DISTRIBUTION EXPENSES

     In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, the Portfolio is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Portfolio pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Plan permits payments to be made by the Portfolio to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Portfolio's shares to investors. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of the Portfolio. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Portfolio's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

     Under the Plan, the Portfolio assesses a service fee of up to 0.25 of 1% of the Portfolio's average daily net assets. The Distributor uses this shareholder servicing fee as reimbursement for the shareholder services described above.

     The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors.

                                REDEEMING SHARES

GENERAL INFORMATION

     You may redeem any or all of your shares at net asset value as described below on any day Principal Preservation is open for business. If your redemption order is received prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

     The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                        STEPS TO FOLLOW
------                        ---------------
BY TELEPHONE                  If you have completed the Telephone Redemption
1-800-826-4600                Authorization and signature guarantee sections of
                              the Account Application, you may redeem shares by calling Principal Preservation. If you did not sign up for telephone redemptions when you opened your account and would like to do so, call, write or stop into Principal Preservation's offices and request, complete, sign and return a Telephone
                              Redemption Authorization Form.

                              Please note:  You may not redeem shares by
                              ------------
                              telephone if you hold stock certificates for those shares. Additionally, shares paid for by personal, corporate, or government check cannot normally be redeemed before the 15th day after the purchase date or until the check clears.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:

Address to:                      o  A written request for redemption signed by
----------                          the registered owner(s) of the shares,
Principal Preservation              exactly as the account is registered,
215 N. Main Street                  together with the shareholder's account
West Bend WI 53095                  number;

                                 o  The certificates for the shares being
                                    redeemed, if any;

                                 o  Any required signature guarantees (see
                                    "Other Information About Redemptions"
                                    below); and

                                 o  Any additional documents which might be
                                    required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

                              The Transfer Agent will redeem shares when it has received all necessary documents. You will be notified promptly by the Transfer Agent if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL PLAN    You can set up an automatic systematic withdrawal
                              plan from any of your Principal Preservation accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call, write or stop by Principal Preservation and request a Systematic
                              Withdrawal Plan Application Form and complete, sign and return the Form to Principal
                              Preservation.  See "Shareholder Services -
                              Systematic Withdrawal Plan."

FINANCIAL SERVICES FIRMS      You also may redeem shares through broker-dealers,
                              financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.



RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                        STEPS TO FOLLOW
------                        ---------------
BY MAIL                       The Transfer agent mails checks for redemption
                              proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By establishing the telephone redemption service, you authorize Ziegler, as Principal Preservation's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by establishing the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, Principal Preservation, or any of their employees fails to abide by these procedures, Principal Preservation may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, Principal Preservation or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and Principal Preservation from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to assure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on Principal Preservation's records; (2) any redemptions by mail which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) authorizations to redeem by telephone; and (5) requests to transfer the registration of shares to another owner. We may waive these requirements in certain instances.

     The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Portfolio drops below $500 for three months or more, we have the right to redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. Principal Preservation may suspend the right to redeem shares of one or more of the Portfolios for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Portfolio to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Portfolio.

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of Principal Preservation, make it undesirable for the Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Portfolio. However, the Portfolio must redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Portfolio's net assets if that is less) in any 90-day period. If the Portfolio delivers securities to you in payment of redemptions, we would value them at the same value assigned to them in computing the Portfolio's net asset value per share. You would incur brokerage costs when you sell those securities.

                               EXCHANGING SHARES

GENERAL INFORMATION

     Principal Preservation presently offers only a single class of shares of the Portfolio, which is subject to a front-end sales charge (Class A shares). Principal Preservation's common stock mutual funds offer a second class of shares which is subject to a contingent deferred sales charge payable when you redeem the shares (Class B shares). The amount of the contingent deferred sales charge reduces each year you hold the shares, and reduces to zero after six years. Class B shares automatically convert to Class A shares after eight years. The only other difference between Class A shares and Class B shares is that, in addition to the 0.25 of 1% Rule 12b-1 service fee applicable to Class A shares, Class B shares also pay a 0.75 of 1% Rule 12b-1 distribution fee. Because of the differences between Class A shares and Class B shares, exchanges of shares between Principal Preservation mutual funds must be for shares of the same class.

     Subject to compliance with applicable minimum investment requirements, you may exchange shares of any Principal Preservation mutual fund (including the Portfolio) for shares of the same Class of any other Principal Preservation mutual fund in any state where the exchange legally may be made. Additionally, Class A shares of any Principal Preservation mutual fund (including the Portfolio) may be exchanged for Class X (Retail Class) shares of the Cash Reserve Portfolio, and vice versa. Before engaging in any exchange, you should obtain from Principal Preservation and read the current prospectus for the mutual fund into which you intend to exchange. Principal Preservation charges a $5.00 administrative fee for all exchanges.

     An exchange of shares is considered a redemption of the shares of the Principal Preservation mutual fund from which you are exchanging, and a purchase
                                   ----------
of shares of the Principal Preservation mutual fund into which you are
                                                    ----------
exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES OF CLASS A SHARES

     When you exchange shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the Principal Preservation mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that Principal Preservation mutual fund), less any front-end sales charge you previously paid with respect to the shares being exchanged, if any. For example, if you were exchanging shares of the Wisconsin Tax-Exempt Portfolio for Class A shares of the S&P 100 Plus Portfolio, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge applicable to your purchase of the S&P 100 Plus Portfolio shares (a maximum of 5.25%); minus (b) the front-end sales charge you paid when you purchased your shares of the Wisconsin Tax-Exempt Portfolio (a maximum of 2.50%), or a maximum of 2.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more Principal Preservation mutual funds (other than the Cash Reserve Portfolio), then Principal Preservation will not charge any additional front-end sales charge in connection with the exchange.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, Principal Preservation must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. Principal Preservation may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.

     An excessive number of exchanges may be disadvantageous to Principal Preservation. Therefore, Principal Preservation reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

     The following additional rules and requirements apply to all exchanges:

      o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any Principal Preservation mutual fund (including the Portfolio) may be exchanged for Class X shares of the Cash Reserve Portfolio and vice versa.

      o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

      o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the Principal Preservation mutual fund into which you are exchanging.

      o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of Principal Preservation mutual funds and procedures you should follow when doing so.

METHOD                             STEPS TO FOLLOW
------                             ---------------
BY MAIL OR PERSONAL DELIVERY       Mail your exchange order to Principal
                                   Preservation.
Personally deliver or send by
first class or express mail or     Please Note: Principal Preservation must
private delivery addressed to:     -----------
                                   receive your exchange order no later than
Principal Preservation,            3:00 p.m. Eastern Time in order to effect an
215 N. Main Street,                exchange on that business day.
West Bend, WI 53095

BY TELEPHONE
                                   You receive telephone exchange privileges
1-800-826-4600                     when you open your account.  To decline the
                                   telephone exchange privilege, you must check the appropriate box on the Application Form when you open your account.

                                   Call Principal Preservation to order the desired exchange and, if required, to establish a new account for the Principal Preservation mutual fund into which you wish to exchange.

                                   Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS           You may exchange shares through your broker-
                                   dealer or other financial services firm, which may charge a transaction fee.


                              SHAREHOLDER SERVICES

     Principal Preservation offers a number of shareholder services designed to facilitate investment in Portfolio shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling Principal Preservation at 1-800-826-4600.

     SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is $50 for custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is $25. The minimum subsequent investment is $50 for all other accounts with balances of $1,000 or more.

     By participating in the SPP, you may automatically make purchases of Principal Preservation shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of Principal Preservation shares. You may implement the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You may obtain an application and instructions on establishing the SPP from your registered representative, the Distributor or Principal Preservation.

     SYSTEMATIC WITHDRAWAL PLAN. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price of at least $10,000 in a single Principal Preservation mutual fund (including the Portfolio). The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. The minimum amount you may receive under a systematic withdrawal plan is $150 per month.

     Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to Principal Preservation or the Transfer Agent.

     REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of Principal Preservation by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.


                               OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

     We determine the net asset value per share of the Portfolio daily by adding up the total value of the Portfolio's investments and other assets and subtracting its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio. We calculate the net asset value per share each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange"). We make the calculation as of 2:30 p.m. Eastern time.

     In order to calculate the total value of the Portfolio's Investments on any day, we value those securities on the basis of market quotations or at fair value using methods and guidelines approved by Principal Preservation's Board of Directors. Because market quotations generally are not available for Tax-Exempt Obligations in which the Portfolio invests, we generally use fair value methodologies to value the Portfolio's securities. We normally determine fair values by using valuations furnished by one or more pricing services approved by Principal Preservation's Board of Directors. We value debt securities that the Portfolio purchases with remaining maturities of 60 days or less at the Portfolio's cost, plus or minus any amortized discount or premium.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The Portfolio declares dividends from net investment income daily and pays them monthly. You may elect to take your dividends in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other Principal Preservation mutual fund for which you have an account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the Portfolio.

     The Portfolio declares capital gains distributions, if any, annually and normally pays them within 45 days after the end of the fiscal year.
BUYING A DIVIDEND.

     You should bear in mind that if you purchase shares of the Portfolio just before the record date of a capital gains distribution, you will receive a portion of your purchase price back as a taxable distribution. On the record date for the distribution, the Portfolio's per share net asset value will be reduced by an amount equal to the amount of the capital gains distribution. This occurrence sometimes is referred to as "buying a dividend."

TAX STATUS

     Interest that the Portfolio earns on Tax Exempt Obligations generally is tax-free when we distribute it to you as a dividend. If the Portfolio earns taxable income from any of its investments, the Portfolio would distribute that income as a taxable dividend, and you would pay tax on that dividend as ordinary income for federal income tax purposes.

     Interest that the Portfolio earns on private activity bonds and certain other Tax Exempt Obligations is subject to the federal alternative minimum tax for individuals. If you are subject to the alternative minimum tax, you will be required to report a portion of the Portfolio's dividends as a "tax preference item" in determining your federal alternative minimum tax. Your liability for a federal alternative minimum tax will depend on your individual tax circumstances. Wisconsin imposes an alternative minimum tax which is based on the federal alternative minimum tax, with certain adjustments.

     If the Portfolio makes any short-term capital gain distributions, they will be taxable to you as ordinary income for federal income tax purposes. Long-term capital gain distributions will be taxable as long-term capital gains. If the Portfolio declares a capital gains distribution in December, but does not make the distribution until January of the following year, you still will be taxed as if the distribution was paid in December. The Transfer Agent will process your distributions and send you a statement for tax purposes each year, showing the source of distributions for the preceding year.

     The foregoing is only a summary of some of the important tax considerations that generally affect the Portfolio and its shareholders. State and local tax rules differ from the federal tax rules described in the foregoing. You should not view this discussion as a substitute for careful tax planning. We urge you
---
to consult with your tax advisor to fully assess your specific tax situation and the tax consequences of your investment in the Portfolio.

YEAR 2000 COMPLIANCE

     Many currently installed computer systems and software products used by businesses worldwide will need to be upgraded to accept four digit entries to distinguish 21st century dates from 20th century dates. Significant uncertainty exists concerning the potential costs and effectiveness of efforts to achieve "Year 2000" compliance, and the possible consequences of failure.

     Year 2000 issues potentially could affect the Portfolio in a number of ways. For example, the Portfolio relies on service providers for such critical daily operations as pricing, custody, selection of portfolio securities, tracking of purchases and sales of portfolio securities in automated systems, transfer agent functions (including purchases and redemptions of Portfolio shares, opening and closing of shareholder accounts, calculating and recording automatic investments and dividend and capital gain reinvestments, etc.), and the like. The Year 2000 problem in an automated system used to provide these services could disrupt the service or corrupt the integrity of the information generated and the transactions recorded. Also, trading prices reported by the stock exchanges could be affected by Year 2000 problems in the systems used by the stock exchanges for this purpose. Such developments could materially impair the ability of the Portfolio to conduct day-to-day operations.

     Also, municipalities and other agencies that issue or insure Tax Exempt Obligations owned by the Portfolio face Year 2000 risks. They could experience disruptions or failures of their own internal automated systems or those of the service providers on which their day-to-day operations rely. These developments could adversely affect the ability of the issuer to calculate and make interest and principal or dividend payments on its securities. If a significant number of issuers of securities held by the Portfolio were to experience such difficulties, the value of the Portfolio's shares could decline.

     Principal Preservation is assessing its exposure with regard to Year 2000 issues. Ziegler and Firstar Trust Company have assured Principal Preservation that they have taken reasonable steps designed to assure that the pricing, custodial and transfer agent services they provide to the Portfolios will not be disrupted or otherwise affected by Year 2000 issues. These steps include extensive diagnosis of systems to identify Year 2000 problems, the correction and upgrading of the systems to eliminate those problems, and the testing of the corrections and upgrades to verify resolution of the problem. While those firms are incurring costs in these efforts, they have advised Principal Preservation that they do not anticipate that they will find it necessary to increase fees for their services solely to recover these costs.

     The Advisor has taken appropriate steps to consider how Year 2000 issues will affect its ability to render investment advisory and administrative services to the Portfolio, and to resolve those issues. Based on periodic reports that the Advisor makes to Principal Preservation's Board of Directors, the Board of Directors believes that the Advisor will achieve Year 2000 compliance sufficient to enable it to provide uninterrupted investment management and administrative services to the Portfolio through December 31, 1999 and beyond. The Advisor also has reported that it considers Year 2000 readiness as a factor in determining which securities to purchase and sell for the Portfolio. In this regard, the Advisor relies on publicly available information, which may not be complete.

     Principal Preservation's Board of Directors and management will continue to monitor this situation, and will continue to receive periodic reports and updates on the progress being made by the Advisor and the Portfolio's other service providers. Despite the precautions being taken by the Board of Directors and the service providers of the Portfolio, because of the inherent uncertainty of the scope of the Year 2000 readiness issue worldwide (as evidenced by the various levels of severity and catastrophe that numerous "experts" and commentators) have predicted, we can provide no absolute assurance that Principal Preservation and its service providers will be able to identify all Year 2000 compliance risks faced by the Portfolio, or that the measures they are taking to resolve those issues and their contingency plans successfully will enable the Portfolio to conduct day-to-day operations across the change to the Year 2000, or to protect the Portfolios from potential economic loss.


                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Portfolio's financial performance since it first started operations in 1994. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that you would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's Annual Report to Shareholders. The Annual Report is available upon request.

                                                                            WISCONSIN TAX-EXEMPT PORTFOLI0
                                                       -------------------------------------------------------------------------
                                                                                                                  FOR THE
                                                                                                                PERIOD FROM
                                                                                                               JUNE 13, 1994
                                                                FOR THE YEARS ENDED DECEMBER 31,               (COMMENCEMENT
                                                       -------------------------------------------------     OF OPERATIONS) TO
                                                       1998          1997           1996           1995      DECEMBER 31, 1994
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.21          $9.87         $10.05         $ 9.10         $10.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                              .48            .49            .49            .50            .25
     Net realized and unrealized gains (losses)
         on investments                                 .06            .34           (.18)           .95           (.90)
                                                      ------         ------         ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS                        .54            .83            .31           1.45           (.65)
                                                      ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
     Dividends from net investment income              (.48)          (.49)          (.49)          (.50)          (.25)
                                                      ------         ------         ------         ------         ------
     TOTAL DISTRIBUTIONS                               (.48)          (.49)          (.49)          (.50)          (.25)
                                                      ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $10.27         $10.21          $9.87         $10.05         $ 9.10
                                                      ------         ------         ------         ------         ------
                                                      ------         ------         ------         ------         ------
TOTAL RETURN**<F11>                                     5.4%           8.7%           3.3%          16.3%         (6.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)      $45,693        $32,852        $25,750        $18,986         $8,116
Ratio of net expenses to average net assets            0.6%            .5%+<F12>      .5%+<F12>     0.4%+<F12>     0.2%*<F10>+<F12>
Ratio of net investment income to average
  net assets                                           4.6%+          4.9%+<F12>     4.9%+<F12>     5.0%+<F12>     4.4%*<F10>+<F12>
Portfolio turnover rate                               12.5%          16.9%          16.0%           9.7%          23.4%

--------------------

*<F10>  Annualized.

**<F11> The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+<F12> Reflects a voluntary reimbursement of expenses of 0.4% in 1998, 0.6% in 1997 and 1996, 0.8% in 1995 and 1.4% in 1994.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.

     215 North Main Street
     West Bend, Wisconsin 53095


DISTRIBUTOR, ACCOUNTING/PRICING AGENT,
INVESTMENT ADVISOR, AMD TRANSFER
AND DIVIDEND DISBURSING AGENT

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

CUSTODIAN

     Firstar Trust Company
     777 East Wisconsin Avenue
     Milwaukee, WI 53202

COUNSEL

     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

     If you have any questions about the Portfolio or would like more information, including a free copy of the Portfolio's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write Principal Preservation at:

          Principal Preservation Portfolios, Inc.
          215 North Main Street
          West Bend, Wisconsin 53095
          (800) 826-4600

     The SAI, which contains more information about the Portfolio, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Portfolio's performance during the prior fiscal year and six-month fiscal period, respectively.

     To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.800.SEC.0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     Investment Company Act File No. 811-4401.

STATEMENT OF ADDITIONAL INFORMATION
  DATED MAY 1, 1999
PRINCIPAL PRESERVATION PORTFOLIOS, INC.
WISCONSIN TAX-EXEMPT PORTFOLIO
215 North Main Street
West Bend, Wisconsin  53095
800-826-4600

     This Statement of Additional Information and the related Prospectus describe the Principal Preservation Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Principal Preservation Portfolios, Inc. ("Principal Preservation") offers other mutual funds by separate prospectuses and statements of additional information.

     You may obtain a Prospectus and purchase shares of the Portfolio from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 215 North Main Street, West Bend, Wisconsin 53095,telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated May 1, 1999 for more complete information, including an account application). This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about the Portfolio that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms
                   ---
not otherwise defined in this Statement of Additional Information have the meanings defined for them in the Prospectus.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
STATEMENT OF ADDITIONAL INFORMATION                                          1
FUND HISTORY AND CAPITAL STOCK                                               2
INVESTMENT PROGRAM                                                           3
INVESTMENT RESTRICTIONS                                                     12
MANAGEMENT OF PRINCIPAL PRESERVATION                                        15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                         22
PURCHASE OF SHARES                                                          22
PERFORMANCE INFORMATION                                                     24
DETERMINATION OF NET ASSET VALUE PER SHARE                                  27
TAX STATUS                                                                  27
PORTFOLIO TRANSACTIONS AND BROKERAGE                                        28
DISTRIBUTION EXPENSES                                                       29
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                                  31
FINANCIAL STATEMENTS                                                        32
SECURITIES RATINGS                                                         A-1


                         FUND HISTORY AND CAPITAL STOCK


     Principal Preservation is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation.

     The authorized common stock of Principal Preservation consists of one billion shares, with a par value of $.001 per share. Shares of Principal Preservation are divided into nine mutual fund series, each with distinct investment objectives, policies and strategies. All nine Principal Preservation mutual funds, including the Portfolio described in this Statement of Additional Information, are listed below:

INCOME PORTFOLIOS                      COMMON STOCK PORTFOLIOS
-----------------                      -----------------------
Wisconsin Tax-Exempt Portfolio         S&P 100 Plus Portfolio
Tax-Exempt Portfolio                   Dividend Achievers Portfolio
Government Portfolio                   Select Value Portfolio
Cash Reserve Portfolio (money market)  PSE Tech 100 Index Portfolio
                                       Managed Growth Portfolio

     Each series (or portfolio) consists of 50 million shares, except for the Cash Reserve Portfolio, which consists of 400 million shares. The Tax-Exempt, Government and Wisconsin Tax-Exempt Portfolios offer only Class A (front-end sales load) shares. Shares of the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios are subdivided into two separate classes of 25 million shares each; namely, Class A shares and Class B (contingent deferred sales charge) shares. Shares of the Cash Reserve Portfolio also are subdivided into two separate classes of 200 million shares each; namely, Class X (Retail) shares and Class Y (Institutional) shares.

     Separate classes of shares within a portfolio have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of Principal Preservation's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the portfolio's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same portfolio. Each portfolio allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

     The Board of Directors of Principal Preservation may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of Principal Preservation, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of Principal Preservation has one vote on each matter presented to shareholders. All shares of Principal Preservation vote together on matters that affect all shareholders uniformly, such as in the election of directors.
On matters affecting an individual portfolio (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of that portfolio) a separate vote of the shares of that portfolio is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a portfolio or class are not entitled to vote on any matter that does not affect that portfolio or class.

     The phrase "majority vote" of the outstanding shares of a class, portfolio or Principal Preservation means the vote of the lesser of: (1) 67% of the shares of the class, portfolio or Principal Preservation, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Portfolio or Principal Preservation, as the case may be.

     As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.


                               INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of each of the Portfolio. Certain other investment strategies and policies of the Portfolio are described in greater detail below.

INFORMATION REGARDING TAX-EXEMPT INVESTMENTS

     Before investing in the Portfolio, an investor may wish to determine which investment -- tax-free or taxable -- will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue
Code of 1986, as amended, and the Wisconsin                         ,  the yield
an investor would have to obtain from taxable investments to equal tax-free yields ranging from 6% to 9%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                           TAX-FREE V. TAXABLE INCOME

                                                                            ASSUMED TAX-FREE YIELDS
                                                               -------------------------------------------------
           TAXABLE INCOME                                        6.00%     6.50%     7.00%     7.50%     8.00%
 ----------------------------------                            -------------------------------------------------
                                          FEDERAL    WISCONSIN
SINGLE RETURN       JOINT RETURN          TAX RATE    TAX RATE          EQUIVALENT TAXABLE YIELDS*<F13>
----------------------------------------------------------------------------------------------------------------
Up to $22,100       Up to $38,000           15.00%         %     7.06%     7.65%     8.24%     8.82%     9.41%
$22,100-55,100      $38,000-91,850          28.00%         %     8.33%     9.03%     9.72%    10.42%    11.11%
$55,100-115,000     $91,850-140,000         31.00%         %     8.70%     9.42%    10.14%    10.87%    11.59%
$115,000-250,000    $140,000-250,000        36.00%         %     9.38%    10.16%    10.94%    11.72%    12.50%
over $250,000       over $250,000           39.60%         %     9.93%    10.76%    11.59%    12.42%    13.25%
=================================================================================================================

*<F13>The Equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket. These rates and brackets are subject to change. The table is based on tax rates in effect as of December 31, 1998. You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.

TAX EXEMPT OBLIGATIONS

     As used in this Statement of Additional Information, the term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory of the United States or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and from the Wisconsin personal income tax.

     Obligations of issuers of Tax Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its Tax Exempt Obligations may be materially affected.

     From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Portfolio and the value of securities held by the Portfolio. In such event, management of each Portfolio may discontinue the issuance of shares to new investors and may re-evaluate the Portfolio's investment objective and policies and adopt and implement possible changes to them and the investment program of the Portfolio.

NON-INVESTMENT GRADE BONDS

     The Portfolio may invest up to 20% of its assets in non-investment grade bonds (those rated below the four highest categories by Moody's or S&P or judged by the Advisor to be of comparable quality), provided that the Portfolio may not invest in bonds rated below B at the time of purchase. These so-called "junk bonds" are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return than investment grade bonds, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield bonds and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default on junk bonds is likely to increase during times of economic downturns and extended periods of increasing interest rates. Yields on junk bonds will fluctuate over time, and are generally more volatile than yields on investment grade bonds.

     The secondary trading market for junk bonds may be less well established than for investment grade bonds, and such bonds may therefore be only thinly traded. As a result, there may be no readily ascertainable market value of such securities, in which case it will be more difficult for the Board of Directors of the Portfolio to accurately value the securities, and consequently the investment portfolio. Under such circumstances, the Board's subjective judgment will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.
To the extent such securities are or become "illiquid" in the judgment of the Board of Directors, the Portfolio's ability to purchase and hold such securities will be subject to its investment restriction limiting its investment in illiquid securities. See "Investment Restrictions."

     As noted above, the Portfolio will not invest in junk bonds that are rated below the sixth rating categories by Moody's or S&P (B for Moody's and for S&P) or judged comparable by the Advisor. Bonds rated in the fifth category (Ba for Moody's and BB for S&P) have less near-term vulnerability to default than other speculative issues, however they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. However, business and financial alternatives available to obligors of such bonds can generally be identified which could assist them in satisfying their debt service requirements. Bonds rated in the sixth category are considered highly speculative. While the issuers of such bonds must be currently meeting debt service requirements in order to achieve this rating, adverse business, financial or economic conditions could likely impair the issuer's capacity or willingness to pay interest and repay principal. A detailed description of the characteristics associated with the various debt credit ratings established by S&P and Moody's is set forth in Appendix A to this Statement of Additional Information.

     While rating categories help identify credit risks associated with bonds, they do not evaluate the market value risk of junk bonds. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, Principal Preservation's Board of Directors and the Advisor continuously monitor the issuers of junk bonds held by the Portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Portfolio can meet redemption requests.

STATE OR MUNICIPAL LEASE OBLIGATIONS

     The Portfolio may invest up to 10% of its net assets in state or municipal leases and participation interests therein. The leases may take the form of a lease, an installment purchase or a conditional sales contract or a participation certificate in any of the above. Such leases may be entered into by state and local governments and authorities to purchase or lease a wide array of equipment such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

     The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. Depending on the circumstances, these requirements may include approving voter referenda, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (i) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (ii) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (iii) a provision in the lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     An investment in municipal lease obligations is generally less liquid than an investment in comparable tax-exempt bonds because there is a limited secondary trading market for such obligations. Furthermore, if the lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the lessor, or holder of a participation interest in the lease, is limited solely to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss. Accordingly, municipal lease obligations will be characterized by the Portfolio as illiquid for purposes of determining whether it complies with its investment limitation with respect to illiquid securities, except where Principal Preservation's Board of Directors expressly determines such a municipal lease obligation is not illiquid.

GOVERNMENT SECURITIES

     As set forth in the Prospectus, under certain circumstances and subject to certain limitations, the Portfolio may invest in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation, including obligations of the U.S. government, its agencies or instrumentalities. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

     Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury, other obligations are secured by the right of the issuer to borrow from the Treasury or are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, and other obligations are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Portfolio will invest in such securities only when the Advisor is satisfied that the credit risk with respect to the issuer is appropriate for the Portfolio.

REPURCHASE AGREEMENTS

     The Portfolio may from time to time enter into repurchase agreements in accordance with the limits set forth in the Prospectus. Repurchase agreements involve the purchase by the Portfolio of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. The Portfolio may invest in repurchase agreements of a duration of 7 days or less subject to the limits on such investments stated in the Prospectus. The Portfolio's ability to invest in repurchase agreements that mature in more than 7 days is subject to the limits stated in the Prospectus as well as its investment restriction limiting investment in "illiquid" securities.

     The Portfolio's custodian will hold the securities underlying any repurchase agreement as collateral or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the custodian so that the total collateral is an amount at least equal to the repurchase price plus accrued interest. The difference between the amount the Portfolio pays for the securities and the amount it receives upon resale is accrued as interest and reflected in its net income.

     In determining whether to enter into a repurchase agreement, the Advisor will take into account the creditworthiness of the original seller. In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Portfolio could experience losses that include: (1) possible decline in the value of the collateral during the period that the Portfolio seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Portfolio in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

LENDING OF PORTFOLIO SECURITIES

     In order to generate income, the Portfolio may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Portfolio receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the Portfolio could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Portfolio could lose money. For the purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. During the term of the loan, the Portfolio is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Portfolio also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, the Portfolio may return to the borrower, and/or a third party which is unaffiliated with Principal Preservation and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The Portfolio does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the Portfolio could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisor evaluates and continually monitors the creditworthiness of the institutional borrowers to which the Portfolio lends its securities.

     To minimize the foregoing risks, the Portfolio's securities lending practices are subject to the following conditions and restrictions: (1) the Portfolio may not make such loans in excess of 33% of the value of its total assets; (2) the Portfolio must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Portfolio must have the right to terminate the loan at any time; (5) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Portfolio may not pay any more than reasonable custodian fees in connection with the loan.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Portfolio may purchase or sell securities in when-issued or delayed delivery transactions. The Portfolio may not invest more than 5% of its net assets in these instruments. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Portfolio at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time the Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Portfolio and held by the Portfolio's custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

     The Portfolio will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Portfolio may sell the securities before the settlement date if it is deemed advisable. When payment is made for when-issued securities, the Portfolio will meet its obligation from its then available cashflow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or lesser than the Portfolio's obligation). The sale of securities to meet such obligations may involve a greater potential for the realization of capital gains, which could cause the Portfolio to realize income not exempt from federal income tax and Wisconsin personal income tax.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     If the Portfolio invests in another investment company, it will incur increased administration and distribution expenses. The Portfolio's investment restrictions limit such investments. See "Investment Restrictions" in this Statement of Additional Information.

SHORT SALES "AGAINST-THE-BOX"

     The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open: (1) the Portfolio owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short; and (2) not more than 10% of the Portfolio's net assets (determined at the time of short sale) may be segregated as collateral for such sales. The Advisor presently intends to make such sales only to defer realization of gain or loss for federal income tax purposes.

TEMPORARY AND DEFENSIVE POSITIONS

     For temporary or liquidity purposes, the Portfolio may invest in taxable obligations. Under normal market conditions, no more than 20% of the Portfolio's income distributions during any year will be includible in gross income for purposes of federal income tax or Wisconsin personal income tax. However, for temporary, defensive purposes or in special market conditions, the Portfolio may invest without limitation in taxable obligations. Taxable obligations might include

      o   Obligations of the U.S. Government, its agencies or instrumentalities

      o Other debt securities rated within one of the two highest rating categories by either Moody's or Standard & Poor's

      o Commercial paper rated in the highest rating category by either Moody's or Standard & Poor's

      o Certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits or at least $100 million

      o   High-grade taxable municipal bonds

      o   Repurchase agreements with respect to any of the foregoing instruments

      o   Cash

     While the Portfolio is permitted to engage in these temporary and defensive strategies, it is not required to do so. Prevailing market conditions could make it impossible for the Portfolio to do so. Also, these defensive strategies could hamper the Portfolio's ability to achieve its investment objective.

DIVERSIFICATION

     The Portfolio may not always be able to find a sufficient number of issues of securities that meet its investment objective and criteria. As a result, the Portfolio from time to time may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Portfolio's securities may therefore be more susceptible to a single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

     The Portfolio will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code presently require that, at the end of each quarter of the Portfolio's taxable year: (i) at least 50% of the market value of the Portfolio's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of the Portfolio's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

     For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a state or territory of the United States or the District of Columbia or a political subdivision of any of them or a sovereign nation within the territorial boundaries of the U.S., as the case may be, pledges its full faith and credit to payment of a security, we consider that entity to be the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or territory of the United States or the District of Columbia, or a political subdivision of any of them or a sovereign nation within the territorial boundaries of the U.S., are separate from those of the state, territory, District or political subdivision or sovereign nation, and the security is backed only by the assets and revenues of the agency, authority, instrumentality or sovereign nation, such agency, authority, instrumentality or sovereign nation, as the sole issuer of the security. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, territory or District, or a political subdivision or agency, authority or instrumentality thereof or a sovereign nation within the territorial boundaries of the U.S., such as utility revenue bonds, and the full faith and credit of the governmental unit or sovereign nation is not pledged to the payment of principal and interest on the obligation, we deem such enterprise or specific project as the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then we deem such non-governmental user as the sole issuer. If, however, in any of the above cases, a state, territory or the District, or a political subdivision of any of them, a sovereign nation located within the U.S. territorial boundaries, or some other entity, guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Portfolio exceeds 10% of the value of the Portfolio's total assets, then we consider the guarantee as a separate security and treat it as an issue of the guarantor.

PORTFOLIO TURNOVER

     Principal Preservation has not established a limit to its portfolio turn-over rates, nor will it attempt to achieve or be limited to predetermined rates of portfolio turnover. Although Principal Preservation cannot predict its portfolio turnover rates, the Portfolio's portfolio turnover rate is not expected to exceed 100%. For the year ended December 31, 1998, the Portfolio's
turnover rate was      %.


                            INVESTMENT RESTRICTIONS

     The Portfolio has adopted the following fundamental investment restrictions and policies which cannot be changed without the approval of a majority of the Portfolio's outstanding shares. Policies that are not "fundamental policies" may be changed by the Board of Directors without shareholder approval. We will not consider any investment restriction which involves a maximum percentage of securities or assets to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Portfolio. The Portfolio may not:

     (1) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (2) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available instruments may be in limited supply, in housing, healthcare and/or utility obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (3) Borrow money or property except for temporary or emergency purposes. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrange-ments for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

     (4) Make loans, except that it may lend its portfolio securities, subject to the conditions and limitations described under the section of this Statement of Additional Information captioned "Investment Program - Lending of Portfolio Securities." For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (5) Underwrite the securities of other issuers, except where the Portfolio might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (6)  Issue senior securities.

     (7) Purchase a security if, as a result, more than 10% of the value of the Portfolio's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

     (8) Invest in commodities, but the Portfolio may invest in futures contracts, options on futures, and options.

     In accordance with the following non-fundamental policies, which Principal Preservation's Board of Directors may change without shareholder approval, the Portfolio may not:

     (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than 3 years of continuous operations.

     (2) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases, but this shall not prevent the Portfolio from investing in Tax Exempt Obligations secured by real estate or interests therein or in securities of companies whose business involves the purchase or sale of real estate.

     (3) Purchase warrants, except that the Portfolio may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

     (4) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisor (as defined under the caption "Management of Principal Preservation - The Investment Advisor" in this Statement of Additional Information) who individually own beneficially more than
0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (5) Purchase securities on margin (except in connection with its permitted futures and options activities) or effect short sales of securities, except that the Portfolio may sell securities short where it holds a long position in the same security which equals or exceeds the number of shares sold short; provided that the Portfolio may not effect any such short sale of securities if, as a result thereof, more than 10% of the Portfolio's net assets would be held as collateral for such short positions.

     (6) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Portfolio to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Portfolio or more than 5% of the value of the total assets of the Portfolio would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.

     (7) Engage in futures and options transactions, other than as described in its current Prospectus and Statement of Additional Information.

                      MANAGEMENT OF PRINCIPAL PRESERVATION

DIRECTORS AND OFFICERS

     Under applicable law, the Board of Directors is responsible for management of Principal Preservation, and provides broad supervision over its affairs. The Advisor is responsible for the Portfolio's investment management, and Principal Preservation's officers are responsible for the Portfolio's operations.

     The Directors and officers of Principal Preservation and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Directors who are "interested persons" (as defined in the 1940 Act) of Principal Preservation. Unless otherwise indicated, the address of each Director and officer of Principal Preservation is 215 North Main Street, West Bend, Wisconsin 53095.

                                     POSITION WITH                                PRINCIPAL
                                       PRINCIPAL                              OCCUPATION DURING
 NAME, AGE AND ADDRESS               PRESERVATION                              PAST FIVE YEARS
 --------------------                ------------                             -----------------
Richard J. Glaisner,* --                Director                      Senior Managing Director - Ziegler Investment Division, B.C.
                                                                      Ziegler and Company, since January 1999; President and Chief
                                                                      Executive Officer of GS2 Securities, Inc., a subsidiary of
                                                                      The Ziegler Companies, Inc., from July 1997 to December 1998;
                                                                      from 1993 to 1997, President and Chief Executive Officer of
                                                                      Glaisner, Schilffarth, Grande & Schnoll, Ltd., an investment management and investment banking firm acquired by The
                                                                      Ziegler Companies, Inc. in 1997; prior thereto, Managing
                                                                      Director, Kidder Peabody and Company in New York (investment banking), and prior to that, Executive Vice President, Kemper
                                                                      Securities Group (securities brokerage and investment
                                                                      banking).

Robert J. Tuszynski,* --                President and Director        Senior Vice President, B.C. Ziegler and Company, since 1996;
                                                                      prior thereto, Vice President, Director of Mutual Funds, B.C.
                                                                      Ziegler and Company from 1987 to 1996; Trustee, Chairman of the Board and President, Prospect Hill Trust and The Prime
                                                                      Portfolios (registered investment companies) from 1994 to
                                                                      1996.

Richard H. Aster, M.D., --              Director                      Since June 1996, Senior Investigator and Professor of
8727 W. Watertown Plank Rd.                                           Medicine, Medical College of Wisconsin; prior thereto,
Milwaukee, WI 53226                                                   President and Director of Research, The Blood Center of
                                                                      Southeastern Wisconsin, Inc.

Augustine J. English, --
1724 Lake Roberts Court
Windermere, FL 34786                    Director                      Retired; President, Tupperware North America from 1990 to
                                                                      1994 (manufacturing); prior to 1990, President, The West Bend
                                                                      Company (manufacturing), a division of Dart Industries, a
                                                                      subsidiary of Premark International, Inc., of which Mr.
                                                                      English was a Group Vice President.

Ralph J. Eckert, --                     Director                      Chairman Emeritus and Director,  Trustmark Insurance Cos.
2059 Keystone Ranch Road                                              (Mutual Life Insurance Company) since April 1997; from 1991
Dillon, CO 80435                                                       to 1997, Chairman, Trustmark Insurance Cos; prior to 1991,
                                                                      Chairman, President and Chief Executive Officer, Trustmark
                                                                      Insurance Cos;  Trustee of the Board of Pensions of the
                                                                      Evangelical Lutheran Church in America from 1991 to 1997, and
                                                                      Chairman of the Board from 1993 to 1997; Trustee of the Board of Pensions for the Lutheran Church in America from 1987 to
                                                                      1989; and Trustee of The Prime Portfolios (registered
                                                                      investment company) from 1993 to 1996.

John H. Lauderdale, --                  Vice President - Director     Wholesaler, B.C. Ziegler and Company since 1991; prior
                                        of Marketing                  thereto, Marketing Account Executive, The Patten Company.

Franklin P. Ciano, --                   Chief Financial Officer and   Manager of Principal Preservation Operations, B.C. Ziegler
                                        Treasurer                     and Company since 1996; prior thereto, Vice President, Fixed
                                                                      Income Department, Firstar Bank.

Marc J. Dion --                         Vice President                Vice President - Portfolio Manager and Chief Investment
                                                                      Officer, Ziegler Asset Management, Inc.

S. Charles O'Meara, --                  Secretary                     Senior Vice President, General Counsel and Corporate
                                                                      Secretary, B.C. Ziegler and Company.

     Principal Preservation pays the compensation of the three Directors who are not officers, directors or employees of Ziegler. Principal Preservation pays each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. Principal Preservation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. The Portfolio, together with Principal Preservation's other mutual funds, pays a proportionate amount of these expenses based on its total assets.

     The table below shows fees paid to Directors of Principal Preservation for the year ended December 31, 1998. Each mutual fund portfolio of Principal Preservation (including the Portfolio) pays a proportionate share of these expenses based on the ratio such portfolio's total assets bear to the aggregate of the total assets of all nine portfolios of Principal Preservation. Principal Preservation made no payments to its officers or directors who are affiliated with the Advisor or the Distributor.

                                                            PENSION OR
                                                            RETIREMENT
                                                         BENEFITS ACCRUED                       TOTAL COMPENSATION
         NAME OF PERSON AND        AGGREGATE                AS PART OF                            FROM PRINCIPAL
           POSITION WITH          COMPENSATION              PRINCIPAL           ESTIMATED          PRESERVATION
             PRINCIPAL           FROM PRINCIPAL           PRESERVATION'S     ANNUAL BENEFITS     AND FUND COMPLEX
            PRESERVATION          PRESERVATION               EXPENSES        UPON RETIREMENT    PAID TO DIRECTORS
           -------------          ------------               --------        ---------------    -----------------
R. D. Ziegler,                        -0-                      -0-                 -0-                  -0
President and Director (1)<F14>-
Richard J. Glaisner,                  -0-                      -0-                 -0-                 -0-
Director (2)<F15>
Robert J. Tuszynski,                  -0-                      -0-                 -0-                  -0
 President and  Director-
Richard H. Aster,                   $14,250                    -0-                 -0-               $14,250
 Director
Augustine J. English,               $14,250                    -0-                 -0-               $14,250
 Director
Ralph J. Eckert                     $14,250                    -0-                 -0-               $14,250
 Director

   (1)<F14>Mr. Ziegler retired from his position as Director effective May 15, 1998.

   (2)<F15>At a special meeting held on May 15, 1998, Mr. Glaisner was elected by shareholders as a Director to fill the vacancy created by Mr. Ziegler's retirement.

                             THE INVESTMENT ADVISOR

     Under the terms of an Investment Advisory Agreement, B.C. Ziegler and Company ("Ziegler") provides the Portfolio with overall investment advisory and administrative services. Subject to such policies as the Principal Preservation Board of Directors may determine, Ziegler makes investment decisions on behalf of the Portfolio, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Portfolio. Prior to May 1, 1999, Ziegler Asset Management, Inc. ("ZAMI") served as investment advisor for the Portfolio under identical terms and conditions. Ziegler and ZAMI are each wholly owned subsidiaries of The Ziegler Companies, Inc., a publicly owned financial services holding company.

     As indicated in the table above (see "Management of Principal Preservation
- Director and Officers"), Richard J. Glaisner, a Director of Principal Preservation, Robert J. Tuszynski, President and a Director of Principal Preservation, John H. Lauderdale, Vice President - Director of Marketing of Principal Preservation, Franklin P. Ciano, Chief Financial Officer and Treasurer of Principal Preservation, Marc J. Dion, Vice President of Principal Preservation and S. Charles O'Meara, Secretary of Principal Preservation, also serve as officers of either or both of Ziegler and ZAMI. No other officer or Director of Principal Preservation is an officer or director of Ziegler, ZAMI or any of their affiliates.

     The advisory agreement under which the Portfolio has retained Ziegler as its investment advisor provides for compensation to Ziegler (computed daily and paid monthly) at annual rates based on the Portfolio's average daily net assets as follows: 0.50 of 1% of the first $250 million of the Portfolio's average daily net assets; and 0.40 of 1% on the Portfolio's average daily net assets in excess of $250 million.

     During the past three fiscal years, the Portfolio paid to ZAMI (as the predecessor investment advisor to Ziegler) the investment advisory fees set forth in the table below.

YEAR ENDED              GROSS AMOUNT        AMOUNT OF EXPENSES
DECEMBER 31           OF ADVISORY FEE   REIMBURSED AND FEES WAIVED
-----------           ---------------   --------------------------
1996                      $112,522
1997                      $142,200               $178,916
1998                      $194,141               $160,276

                 ADMINISTRATIVE AND ACCOUNTING/PRICING SERVICES

     Ziegler provides certain administrative, accounting and pricing services to the Portfolio, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Portfolio. Ziegler provides these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per year is .03 of 1% of the Portfolio's total assets of $30 million or more but less than $100 million, .02 of 1% of the Portfolio's total assets of $100 million or more but less than $250 million, and .01 of 1% of the Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per year, plus expenses.

     The Accounting/Pricing Agreement continues in effect from year to year, as long as it is approved at least annually by Principal Preservation's Board of Directors or by a vote of the outstanding voting securities of Principal Preservation and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

     For the past three fiscal years, the fees that the Portfolio paid to Ziegler for accounting/pricing services were as follows: 1998 - $11,220; 1997 - $19, 068; and 1996 - $19,000.

CUSTODIAN SERVICES


     Firstar Trust Company serves as the Custodian of the Portfolio's assets pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that Firstar Trust Company is entitled to receive an annual fee of $0.02% on the first $500 million of the Portfolio's net asset value and 0.015% of assets in excess of $500 million.


SHAREHOLDER SERVICES

     Ziegler has, and certain other brokers and financial institutions in the future may, enter into shareholder servicing agreements with Principal Preservation (on behalf of the Portfolio) pursuant to which they provide shareholder services to the Portfolio. Under such agreements, the shareholder servicing Agents maintain shareholder accounts for the Portfolio and perform the functions of sub-transfer and dividend paying agents, among other services, with respect to such accounts. For providing these services, the Portfolio pays each Agent a fee at an annual rate of up to 0.15 of 1% of that portion of the Portfolio's average daily net assets allocated to shares owned by the customers of such Agent and held in the shareholder accounts maintained by the Agent. During the past three fiscal years, no Agent has held Portfolio shares under this shareholder servicing arrangement, so the Portfolio has not paid any shareholder servicing fees.

     An Agent may impose additional service charges and fees on its customer's accounts. The Agent must invoice those charges and fees directly to the customer and may not deduct them from the customer's holdings in the Portfolio. Each shareholder servicing agreement continues in effect until terminated, and may be terminated by either party without cause on not less than 30 days nor more than 60 days prior notice. Each shareholder servicing agreement provides that the Agent thereunder shall be indemnified by the Portfolio for any action taken or omitted by the Agent under the agreement except for, (a) the bad faith or negligence of the Agent, its officers, employees or agents, or (b) any breach of applicable law by the Agent, its officers, employees or agents, or (c) any action of the Agent, its officers, employees or agents which exceeds the legal authority of the Agent or its authority under its shareholder servicing agreement, or (d) any error or omission of the Agent, its officers, employees or agents with respect to the purchase, redemption and transfer of Portfolio shares held in accounts serviced by the Agent or the Agent's verification or guarantee of any signature of a shareholder owning shares in such account.

TRANSFER AGENT SERVICES

     For those shareholder accounts that are not separately serviced by an Agent pursuant to the terms of a shareholder servicing agreement, Ziegler provides transfer agent and dividend disbursing services pursuant to the terms of a Transfer and Dividend Disbursing Agency Agreement (the "Transfer Agent Agreement"). Under the terms of the Transfer Agent Agreement, Ziegler is entitled to reasonable compensation for its services and expenses as agreed upon from time to time between it and the Board of Directors of Principal Preservation. The rate of compensation agreed upon for these services is currently $13.50 per account for the Portfolio. The Portfolio also reimburses Ziegler for all out of pocket expenses incurred in providing such services. Ziegler also has the right to retain certain service charges as described from time to time in the current Prospectus. For the last three fiscal years, the Portfolio paid fees to Ziegler for transfer and dividend disbursing agency fees as follows: 1998 - $27,590; 1997 - $21,770; and 1996 - $17,484.

     The Transfer Agent Agreement continues in effect until terminated, and may be terminated by either party without cause on 90 days prior written notice.
The Transfer Agent Agreement requires the Portfolio to indemnify Ziegler for any action Ziegler takes or omits under the agreement, except for liability for breach of Ziegler's obligation to maintain all of the Portfolio's records in absolute confidence.

OTHER SERVICES

     In addition to the foregoing, Ziegler also serves as the principal Distributor of the Portfolio's shares and receives commissions on sales of Portfolio shares. See "Purchase of Shares." Ziegler also receives reimbursement from the Portfolio for certain expenses Ziegler incurs in connection with distributing the Portfolio's shares pursuant to the Distribution Plan adopted by the Portfolio under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

     For the past three fiscal years, the Rule 12b-1 fees that the Portfolio paid to Ziegler, and the sales commissions earned by Ziegler on sales of shares of the Portfolio, are reflected in the table below.

YEAR ENDED                RULE           AGGREGATE           COMMISSIONS
DECEMBER 31,           12B-1 FEES    SALES COMMISSIONS   RETAINED BY ZIEGLER
------------           ----------    -----------------  --------------------
1998                   $               $                   $
1997                   $                   $129,117             $91,000
1996                   $                    $83,525             $50,000


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 1998, no person was known to Principal Preservation to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of Principal Preservation's common stock or of the outstanding shares of the Portfolio. Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the transfer agent.

                          PURCHASE OF SHARES

     As the principal Distributor for the Portfolio, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between Principal Preservation and Ziegler continues from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.

OFFERING PRICE; SALES CHARGES

     The public offering price of the Portfolio's shares is the net asset value plus a maximum front-end sales charge equal to 2.50% of the offering price.

     Certain classes of purchasers may buy shares of the Portfolio without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Portfolios at a discount; (3) has more than 10 members; (4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the relevant Portfolios; and (5) agrees to include sales and other materials related to Principal Preservation in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charges" in the Prospectus.

DEALER REALLOWANCES

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of shares of the Portfolio, which reallowance is equal to the following percentage of the offering price of such shares:

SIZE OF INVESTMENT                       SELECTED DEALER REALLOWANCE
------------------                       ---------------------------
Less than $250,000                                   0.5%
$250,000 but less than $500,000                      0.4%
$500,000 but less than $1,000,000                    0.3%
$1,000,000 or more                                   None

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor may make the following payments, out of its own funds, to Selected Dealers who sell shares of the Portfolio without a front-end sales charge as follows:

      o Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

      o Up to 0.50% of the amount invested through the Selected Dealer when the shares are purchased with the proceeds of a redemption, within the past 90 days, of a mutual fund which is not related to Principal Preservation and which imposes a sales charge. All or a part of such payment may be conditioned upon the monies remaining invested with Principal Preservation for a minimum period of time.


                            PERFORMANCE INFORMATION

     From time to time the Portfolio may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on
          ------------------------------------------------------------------
historical distributions; neither is intended to indicate future performance.
-----------------------------------------------------------------------------
The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The Portfolio also may advertise its "tax equivalent yield," which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     "Total return" of the Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as the Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge.

     Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing the Portfolio's performance to performance figures published for other investment vehicles.

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Portfolio has been in existence) ended on the date of the balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T) =ERV

Where:

      P     =  a hypothetical initial payment of $1,000
      T     =  average annual total return
      n     =  number of years
      ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     In some circumstances the Portfolio may advertise its total return for a 1, 2 or 3-year period, or the total return since the Portfolio commenced operations. In such circumstances the Portfolio will adjust the values used in computing return to correspond to the time period for which the information is provided.

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                   a-b    6
                         Yield=2[( --- +1)  -1]
                                   cd

Where:

      a     =  dividends and interest earned during the period.
      b     =  expenses accrued for the period (net of reimbursements).
      c     =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d     =  the maximum offering price per share on the last day of the period.

     The total return for the Portfolio for the year ended December 31, 1998 was %, and for the period from June 13, 1994 (commencement of operations)
through December 31, 1998 was     %.  The annualized yield for the Portfolio for
the month ended December 31, 1998 was     %.  When advertising yield, the
Portfolio will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

     A tax equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Portfolio (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion, if any, of the yield of the Portfolio that is not tax-exempt. For the month ended December 31, 1998, the Portfolio's
taxable equivalent yield, based upon a 33% federal income tax rate, was     %.

     Performance information for the Portfolio may be compared to various unmanaged indices as well as indices of similar mutual funds. The Portfolio's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc., or Weisenberger Investment Companies Service.

     An illustration may be used comparing the growth in value of an initial investment in the Portfolio compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Portfolio's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation. The Portfolio may also use illustrations comparing tax-free yields to equivalent taxable yields based on maximum marginal tax rates at varying income levels, as well as illustrations showing the effects of compounding on a tax-free investment as compared with a taxable investment offering the same hypothetical yield.

     The Portfolio may from time to time include its ranking as published by other comparable national services which rank mutual funds, in advertisements or in information presented to prospective shareholders.

PORTFOLIO RATINGS

     The Portfolio may obtain and use a rating from a nationally recognized statistical rating organization. A rating on the shares of an investment company is a current assessment of creditworthiness with respect to the investments held by such fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which the Portfolio's expenses or portfolio asset sales for less than the Portfolio's purchase price will reduce yield or return. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the shares or suitability for a particular investor.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

     Shares are sold at their net asset value per share plus the applicable sales charge. See "Purchase of Shares." Net asset value per share of the Portfolio is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the Portfolio's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     The Portfolio calculates its net asset value per share as of 2:30 p.m. New York time at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the New York Stock Exchange (the "Exchange") (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

     Tax Exempt Obligations in which the Portfolio invests are traded primarily in the over-the-counter market. Securities for which market quotations are readily available will be valued in the same manner as for hedging instruments. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Portfolio intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

     Hedging instruments will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid, or above the asked, price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the asked, the instrument will be valued at the asked price at the close of the Exchange.


                                   TAX STATUS

     Each series of a series company, such as Principal Preservation, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

     The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Portfolio must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Portfolio's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. In addition, the Portfolio must distribute at least 90% of its taxable income (including realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The Portfolio plans to distribute its income and capital gains so as to avoid the excise tax. Finally, the Portfolio is subject to the limitation that, with respect to 75% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Portfolio is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Agent with such number and the required certifications by completing and sending the Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

     Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisor before purchasing the Portfolio's shares.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between Principal Preservation and the broker.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Principal Preservation may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or an affiliate is utilized as a broker by Principal Preservation, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Portfolio.

     The table below shows, for the last three fiscal years, the aggregate brokerage commissions paid by the Portfolio on purchases and sales of portfolio securities, and the aggregate brokerage commissions paid by the Portfolio to Ziegler or an affiliate of Ziegler.



                                                      AGGREGATE
FOR THE YEAR                AGGREGATE            COMMISSIONS PAID TO
ENDED DECEMBER 31,      COMMISSIONS PAID       ZIEGLER AND AFFILIATES
-----------------       ----------------       ----------------------
1998                    $                         $
1997                    $                         $
1996                    $                         $

     The amount received by Ziegler or its affiliates during the year ended
December 31, 1998 constituted      % of the aggregate brokerage commissions paid
by the Portfolio during the year, and the brokerage commissions earned by
Ziegler and its affiliates during the year were earned on approximately     % of
the total dollar amount of portfolio transactions of the Portfolio which involved the payment of commissions. [IF PERCENTS ARE DIFFERENT, EXPLAIN WHY.]


                             DISTRIBUTION EXPENSES

     Principal Preservation's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

     The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of the Portfolio's shares (such as sale or placement of the Portfolio's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Portfolio, to pay for sales literature and other promotional material, and to make payments to its sales personnel. Any such payments to qualified recipients or expenses will be reimbursed or paid by Portfolio, up to a limit of 0.25 of 1% of the average net assets of the Portfolio. The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

     The Plan states that if and to the extent that any of the payments by the Portfolio listed below are considered to be "primarily intended to result in the sale of shares" of the Portfolio within the meaning of the Rule, such payments by the Portfolio are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Portfolio; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Portfolio's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of the Portfolio and/or its shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Portfolio's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

     The Plan also states that it is recognized that the costs of distribution of the Portfolio's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisor are dependent primarily on the advisory fees paid by the Portfolio to Ziegler. If and to the extent that any investment advisory fees paid by the Portfolio might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Portfolio, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which the Portfolio is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and
(b) of the 1940 Act.

     Under the Plan, the Portfolio is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing the Portfolio's shares or providing administrative assistance to the Portfolio or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

     The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

     The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of the Portfolio.
The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of Principal Preservation is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.


                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements of the Portfolio incorporated by reference into the Prospectus and this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus in this Statement of Additional Information and reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to Principal Preservation, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.


                              FINANCIAL STATEMENTS

     The following audited financial statements and related footnotes of the Principal Preservation Wisconsin Tax-Exempt Portfolio and the Report of the Independent Public Accountants thereon are incorporated herein by reference from the Principal Preservation Wisconsin Tax-Exempt Portfolio's 1998 Annual Report to Shareholders.

            1. Balance Sheet of the Portfolio dated December 31, 1998.

            2. Statements of Changes in Net Assets of the Portfolio for the
               years ended December 31, 1997 and December 31, 1998.

            3. Statement of Operations of the Portfolio for the year ended
               December 31, 1998.

     A copy of the Principal Preservation Wisconsin Tax-Exempt Portfolio's 1998 Annual Report to Shareholders may be obtained free of charge by writing to Principal Preservation, 215 North Main Street, West Bend, Wisconsin 53095, or by calling 1-800-826-4600..
                                   APPENDIX A
                               SECURITIES RATINGS

     As set forth in the Prospectus under the caption "Investment Program," generally, the Portfolio will limit its investment in debt securities to those which are rated in one of certain specified categories by Moody's or S&P. The following is a brief description of the rating systems used by these organizations.

FIXED INCOME SECURITIES

Standard & Poor's Ratings Services.
----------------------------------

     An S&P debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The ratings are based, in varying degrees, on the following considerations:

      I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      II. Nature of and provisions of the obligation; and

      III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     S&P's six highest rating categories are as follows:

      AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

      BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

      B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody's Investors Service, Inc.
-------------------------------

     The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's six highest rating categories are as follows:

      Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa. Bonds which are Aa are judged to be of high quality by all standards.
          Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba. Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B. Bonds which are B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.


General
-------

     S&P ratings, other than "AAA", may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

     Moody's security rating symbols may contain numerical modifiers to the "Aa" through "B" rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.
-------------------------------

       MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

       MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       MIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services
----------------------------------

       SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

       SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

       Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

       -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

       -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

       The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
     215 North Main Street
     West Bend, Wisconsin  53095

INVESTMENT ADVISOR, DISTRIBUTOR, ACCOUNTING/PRICING
AGENT, SHAREHOLDER SERVICING AGENT AND
TRANSFER AND DIVIDEND DISBURSING AGENT

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin  53095

CUSTODIAN

     Firstar Trust Company
     777 East Wisconsin Avenue
     Milwaukee, WI 53202

LEGAL COUNSEL

     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202

INDEPENDENT AUDITORS

     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         WISCONSIN TAX-EXEMPT PORTFOLIO


                   ------------------------------------------

                                  MAY 1, 1999



                      STATEMENT OF ADDITIONAL INFORMATION

                   ------------------------------------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

Part C.   Other Information

Item 23.  Exhibits
          --------

          See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24.  Persons Controlled by or under Common Control with the Fund
          -----------------------------------------------------------

          Not applicable.

Item 25.  Indemnification
          ---------------

          Reference is made to Article IX of Principal Preservation's Bylaws filed as Exhibit No. (A)(1) to its Registration Statement with respect to the indemnification of Principal Preservation's directors and officers, which is set forth below:

          Section 9.1.  Indemnification of Officers, Directors, Employees and
          ------------  ------------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          -------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:
               --------

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

     Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

          (1)  such person shall provide adequate security for his undertaking;

          (2) the Corporation shall be insured against losses arising by reason of such advance; or

          (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

     Section 9.2 Insurance of Officers, Directors, Employees and Agents.  The
     ------------------------------------------------------------------
Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

     (a)  B.C. Ziegler and Company

          B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of Principal Preservation Portfolios, Inc. other than the Cash Reserve Portfolio. Ziegler Asset Management, Inc., another subsidiary of The Ziegler Companies, Inc., serves as investment advisor to the Cash Reserve Portfolio.

          Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of December 31, 1998, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:



                             POSITION WITH
                             B.C. ZIEGLER
NAME                      AND COMPANY(1)<F17>        OTHER AFFILIATIONS(2)<F18>
----                      -------------------         -------------------------
Peter D. Ziegler         Chairman of the Board,    Director of West Bend Mutual
                         President, Chief          Insurance Company, 1900 S.
                         Executive Officer         18th Avenue, West Bend, WI
                         and Director; Chairman -  53095 (insurance company);
                         Ziegler Securities        Director of Trustmark
                                                   Insurance Cos. (mutual life
                                                   insurance company)

S. Charles O'Meara       Senior Vice President,    Secretary of Principal
                         General Counsel, CorporatePreservation Portfolios,
                         Secretary and Director    Inc.

D. A. Wallestad(3)<F19>  Senior Vice President -
                         Chief Financial Officer

John C. Wagner           Senior Vice President -
                         Ziegler Investment Division
                         Retail Sales and Director

Ronald N. Spears         Senior Vice President -
                         Ziegler Investment Division

Donald A. Carlson, Jr.   Senior Vice President

Michael P. Doyle         Senior Vice President -
                         Ziegler Investment Division
                         Retail Operations

Robert J. Tuszynski      Senior Vice President -   President, Chief Executive
                         Ziegler Investment        Officer and Director of
                         Division                  Principal Preservation
                                                   Portfolios, Inc.

Richard J. Glaisner      Senior Managing Director  Director of Principal
                         - Ziegler Investment      Preservation Portfolios,
                         Division                  Inc.

R. R. Poggenburg         Senior Vice President -
                         Ziegler Investment
                         Division

D. A. Carlson, Jr.       President, Chief
                         ExecutiveOfficer and
                         Treasurer - Ziegler
                         Securities

S. R. Arnold             Senior Vice President -
                         TFI Institutional Sales -
                         Ziegler Securities

M. P. McDaniel           Senior Vice President and
                         Director of Tax-Exempt
                         Sales and Trading -
                         Ziegler Securities

T. R. Paprocki           Senior Vice President and
                         Director of Capital
                         Markets - Ziegler
                         Securities

M. A. Baumgartner        Senior Vice President -
                         Ziegler Securities

D. J. Hermann            Senior Vice President   -
                         Ziegler Securities

J. C. Vredenbregt        Vice President -
                         Treasurer and Controller;
                         Assistant Treasurer -
                         Ziegler Securities

-----------------------------
(1)<F17>  Ziegler Investment Division and Ziegler Securities are divisions of B.
          C. Ziegler and Company.

(2)<F18> Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

(3)<F19>  Mr. Wallestad has since left the firm.

     (b)  Ziegler Asset Management, Inc.

          Ziegler Asset Management, Inc. is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as sub-advisor to the S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios and as investment advisor to the Cash Reserve Portfolio.


          Set forth below is a list of the officers and directors of Ziegler Asset Management, Inc. as of December 31, 1998, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                             POSITION WITH
                             ZIEGLER ASSET
NAME                          MANAGEMENT            OTHER AFFILIATIONS(1)<F20>
----                         -------------          ---------------------
P. D. Ziegler            Chairman and Director     Chairman of the Board,
                                                   President, Chief Executive
                                                   Officer and Director, B.C.
                                                   Ziegler and Company;
                                                   Chairman, Ziegler
                                                   Securities; Director, West
                                                   Bend Mutual Insurance
                                                   Company, 1900 S. 18th
                                                   Avenue, West Bend, WI  53095
                                                   (insurance company)

Geoffrey G. Maclay, Jr.  President and Chief       President and Chief
                         Executive Officer         Executive Officer, Ziegler
                                                   Asset Management, Inc.

R. D. Ziegler            Senior Vice President and Chairman and Director,
                         Director                  Principal Preservation
                                                   Portfolios, Inc., Director,
                                                   Johnson Controls, Inc., 5757
                                                   N. Green Bay Avenue,
                                                   Milwaukee, WI 53201 (manu-
                                                   facturing)

Robert J. Tuszynski      Vice President            Senior Vice President, B.C.
                                                   Ziegler and Company;
                                                   President, Chief Executive
                                                   Officer and Director of
                                                   Principal Preservation
                                                   Portfolios, Inc.

M. J. Dion               Vice President -          None
                         Portfolio Manager and
                         Chief Investment Officer

R. F. Patek              Vice President -          None
                         Portfolio Manager

D. R. Wyatt              Vice President -          None
                         Retirement Plan Services

J. R. Yovanovich         Corporate Secretary       Corporate Secretary, B.C.
                                                   Ziegler and Company

J. C. Vredenbregt        Treasurer                 Vice President - Treasurer
                                                   and Controller, B.C. Ziegler
                                                   and Company; Assistant
                                                   Treasures; Ziegler
                                                   Securities

D. L. Lauterbach         Vice President            None

W. E. Hansen             Vice President            None

J. R. Wyatt              Vice President            None

Jay Ferrara, Jr.         Vice President -          None
                         Portfolio Manager and
                         Analyst

--------------------------------

(1)<F20> Certain of the indicated persons are officers or directors, or both, of Ziegler Asset Management, Inc.'s parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

     (c)  Skyline Asset Management, L.P.

          Skyline Asset Management, L.P. ("Skyline") serves as sub-advisor to the Select Value Portfolio. Skyline is a Delaware limited partnership whose general partner is Affiliated Managers Group, Inc. ("AMG") and whose limited partners consist of five corporations owned separately by five officers of Skyline, namely William M. Dutton, Kenneth S. Kailin, Stephen
     F. Kendall, Geoffrey F. Lutz and Michael Maloney. AMG is a New York Stock Exchange traded Delaware corporation which is an asset management holding company that acquires interests in investment management firms. The executive offices of AMG are located at Two International Place, 23rd Floor, Boston, Massachusetts 02110.

          Set forth below is a list of the officers and directors of Skyline Asset Management, L.P. as of December 31, 1998, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606):


                         POSITION WITH SKYLINE
NAME                     ASSET MANAGEMENT, L.P.        PRINCIPAL OCCUPATION
----                     ---------------------         --------------------
William M. Dutton     Chief Investment Officer     Chief Investment Officer of
                      and Limited Partner          Skyline Asset Management,
                                                   L.P. since June, 1995;
                                                   Executive Vice President,
                                                   Mesirow Asset Management,
                                                   Inc., from April, 1984
                                                   through August, 1995;
                                                   President, Skyline Fund
                                                   (registered investment
                                                   company)

William L. Achenbach  Trustee                      President, W.L. Achenbach &
                                                   Associates, Inc., a
                                                   financial counseling firm,
                                                   since July 1992.

Paul J. Finnegan      Trustee                      Vice President, Madison
                                                   Dearborn Partners, Inc., a
                                                   venture capital firm, since
                                                   January 1993.

David A. Martin       Trustee                      Attorney and Principal,
                                                   Righeimer, Martin &
                                                   Cinquino.

Richard K. Pearson    Trustee                      Retired; Director, Citizens
                                                   Savings Bank (Anamosa,
                                                   Iowa),  and Director, First
                                                   Community Bank (Milton,
                                                   Wisconsin).  Previously,
                                                   Director and President,
                                                   LaSalle Bank, Westmont,
                                                   (Westmont, Illinois), from
                                                   1994 to 1997, and Director,
                                                   Chief Executive Officer, and
                                                   President, LaSalle Bank,
                                                   Northbrook (Northbrook,
                                                   Illinois), from  1986 to
                                                   1994.

Stephen F. Kendall    President                    President, Skyline Asset
                                                   Management, L.P., since
                                                   January 1998.  Previously,
                                                   Regional Vice President,
                                                   Metro Region, Nabisco
                                                   Biscuit Company.

Kenneth S. Kailin     Principal - Portfolio        Principal - Portfolio
                      Manager and Limited          Manager, Skyline Asset
                      Partner                      Management, L.P. since June,
                                                   1995; Senior Vice President,
                                                   Mesirow Asset Management,
                                                   Inc., from April, 1987
                                                   through August, 1995;
                                                   Executive Vice President,
                                                   Skyline Fund (registered
                                                   investment company)

Geoffrey P. Lutz      Principal - Institutional    Principal - Institutional
                      Marketing and Limited        Marketing, Skyline Asset
                      Partner                      Management, L.P. since June,
                                                   1995; Vice President,
                                                   Mesirow Asset Management,
                                                   Inc., May, 1992 through
                                                   August, 1995; prior thereto,
                                                   Registered Representative,
                                                   Mesirow Financial, Inc. and
                                                   Mesirow Investment Services,
                                                   Inc. (registered brokers-
                                                   dealers/ investment
                                                   advisers); Executive Vice
                                                   President, Skyline Fund
                                                   (registered investment
                                                   company)

Michael Maloney       Principal - Securities       Principal - Securities
                      Analyst and Limited          Analyst, Skyline Asset
                      Partner                      Management, L.P., since
                                                   June, 1995; Investment
                                                   Analyst, Mesirow Asset
                                                   Management, Inc. from
                                                   February, 1993 through
                                                   August, 1995; prior thereto
                                                   Investment Analyst, Baker
                                                   Fentress & Co. (investment
                                                   manager); Senior Vice
                                                   President, Skyline Fund
                                                   (registered investment
                                                   company)

Daren C. Heitman      Portfolio Manager            Portfolio Manager, Skyline
                                                   Asset Management, L.P.,
                                                   since August 1997;
                                                   Securities Analyst Skyline
                                                   Asset Management, L.P. from
                                                   September 1995 to August
                                                   1997;  Securities Analyst
                                                   with Mesirow Asset
                                                   Management, Inc. from May
                                                   1994 to August 1995, and
                                                   Securities Analyst with
                                                   Mesirow Financial, Inc. from
                                                   January 1993 to May 1994.

Scott C. Blim         Chief Financial Officer      Chief Financial Officer,
                      Director of Fund             Skyline Asset Management,
                      Marketing                    L.P. since September, 1995;
                                                   Vice President, Director and
                                                   Chief Administrative
                                                   Officer, Murray Johnstone
                                                   International Ltd.
                                                   (investment firm) from 1989
                                                   to 1994; Secretary and
                                                   Treasurer, Skyline Fund
                                                   (registered investment
                                                   company)

Michelle M. Brennan   Director of Fund Marketing   Director of Fund Marketing,
                                                   Skyline Asset Management,
                                                   since August 1996;
                                                   previously Regional
                                                   Marketing Associate, Strong
                                                   Capital Management

     (d)  Geneva Capital Management Ltd.

          Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Portfolio. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of December 31, 1998, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management L.P., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                  POSITION WITH GENEVA         OTHER AFFILIATIONS
----                  --------------------         ------------------
William A. Priebe     President and Director       None

Amy S. Croen          Executive Vice President     None
                      and Director

John J. O'Hare II     Vice President               Senior Analyst, The Nicholas
                                                   Funds (registered investment
                                                   company), from 1992 to 1997
William F. Schneider, M.D.                         Director      Retired Surgeon


Item 27.  Principal Underwriters
          ----------------------

     (a)


                                  OTHER INVESTMENT COMPANIES FOR WHICH
                                    UNDERWRITER ACTS AS UNDERWRITER,
    UNDERWRITER                      DEPOSITOR OR INVESTMENT ADVISOR
    -----------                      -------------------------------
B.C. Ziegler and Company   An underwriter for all of the mutual fund series of
                           Principal Preservation; American Tax-Exempt Bond
                           Trust, Series 1 (and subsequent series); Ziegler
                           U.S. Government Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1
                           (and subsequent series); Ziegler Money Market Trust;
                           The Insured American Tax-Exempt Bond Trust, Series 1
                           (and subsequent series); and principal underwriter for Portico Funds.
      (b) A list of the officers and directors of B.C. Ziegler and Company as of December 31, 1998, together with information as to their positions with B.C. Ziegler and Company and with Principal Preservation, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 215 North Main Street, West Bend, Wisconsin 53095, Telephone (414) 334-5521.

     (c)  Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          (a)  B.C. Ziegler and Company
               215 North Main Street
               West Bend, Wisconsin 53095

               General ledger, including subsidiary ledgers; corporate records and contracts; Portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for the Tax-Exempt, Government and Wisconsin Tax-Exempt Portfolios.

          (b)  Ziegler Asset Management, Inc.
               215 North Main Street
               West Bend, Wisconsin  53095

               Transaction journals and confirmations for portfolio trades for the S&P 100 Plus, Dividend Achievers, PSE Tech 100 Index and Cash Reserve Portfolios.

          (c)  Skyline Asset Management, L.P.
               311 South Wacker Drive
               Suite 4500
               Chicago, Illinois  60606

               Transaction journals and confirmations for portfolio trades for the Select Value Portfolio.

          (d)  Geneva Capital Management, Ltd.
               250 East Wisconsin Avenue
               Suite 1050
               Milwaukee, Wisconsin  53202

               Transaction journals and confirmations for portfolio trades for the Managed Growth Portfolio.

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          -------------

          Not applicable.
                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Bend and State of Wisconsin on this 26th day of February, 1999.

                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.


                                   /s/ Robert J. Tuszynski
                              By:  ------------------------------
                                   Robert J. Tuszynski, President

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement on Form N-1A has been signed below on this 26th day of February, 1999, by the following persons in the capacities indicated.
            SIGNATURE                    TITLE
            ---------                    -----

/s/  Robert J. Tuszynski                Director and President (Chief
------------------------                Executive Officer)
Robert J. Tuszynski

/s/  Franklin P. Ciano                  Chief Financial Officer and Treasurer
------------------------                (Chief Financial and Accounting
Franklin P. Ciano                       Officer)

Richard H. Aster*<F21>                  Director
------------------------
Richard H. Aster

August J. English*<F21>                 Director
------------------------
August J. English


Ralph J. Eckert*<F21>                   Director
------------------------
Ralph J. Eckert

Richard J. Glaisner*<F21>               Director
------------------------
Richard J. Glaisner


*<F21>By: /s/ Robert J. Tuszynski
          ------------------------

          Robert J. Tuszynski,
          pursuant to a Power of
          Attorney dated May 15,
          1998, a copy of which is
          filed herewith (see
          following page)


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert J. Tuszynski, Franklin P. Ciano and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, Principal Preservation Portfolios, Inc.'s Registration Statement on Form N-1A (Registration No. 33-12 under the Securities Act of 1933; File No. 811-4401 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable Principal Preservation Portfolios, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, each of the undersigned directors of Principal Preservation Portfolios, Inc. has hereunto set his hand as of this 15th day of May, 1998.



/s/  Robert J. Tuszynski                /s/ August J. English
---------------------------------       -------------------------------------
Robert J. Tuszynski                     August J. English

/s/ Richard J. Glaisner                 /s/ Ralph J. Eckert
---------------------------------       -------------------------------------
Richard J. Glaisner                     Ralph J. Eckert

/s/ Richard H. Aster
---------------------------------
Richard H. Aster

                             EXHIBIT INDEX

                                                                          PREVIOUSLY FILED AND INCORPORATED
                                                                                 BY REFERENCE FROM:
                                                                          ---------------------------------
                                                                            1933 ACT
                                                                         POST-EFFECTIVE
EXHIBIT                                                                     AMENDMENT          DATE FILED        FILED
NUMBER                           DESCRIPTION                                 NUMBER             WITH SEC        HEREWITH
------                           ------------                                -------            --------       ---------
(A)(1)       Amended and Restated Articles of Incorporation                     38               4/30/97
(A)(2)       December 23, 1998 Articles Supplementary                           47               12/31/98
(B)          By-Laws                                                            38               4/30/97
(C)          Rule 18f-3 Operating Plan                                          41               4/2/98
(D)(1)       Investment Advisory Agreement with B.C. Ziegler and Company        48               2/12/99
(D)(2)       Investment Advisory Agreement with Ziegler Asset Management        31               12/29/95
             for Cash Reserve Portfolio
(D)(3)       Sub-Advisory Agreement with Ziegler Asset Management               48               2/12/99
(D)(4)       Sub-Advisory Agreement with Skyline Asset Management               32               3/27/96
(D)(5)       Sub-Advisory Agreement with Geneva Capital Management              47               12/31/98
(E)(1)       Distribution Agreement                                             48               2/12/99
(E)(2)       Form of Selected Dealer's Agreement                                48               2/12/99
(F)          Not Applicable
(G)          Custodian Agreement with Firstar Trust Company                     43               5/1/98
(H)(1)       Transfer and Dividend Disbursing Agent Agreement                   33               3/27/96
(H)(2)       Accounting/Pricing Agreement                                       46               10/15/98
(H)(3)       Shareholder Servicing Agreement for Class X Shares of the          36               12/10/96
             Cash Reserve Portfolio
(H)(4)       Administrative Services Agreement for Cash Reserve Portfolio       48               2/12/99
(H)(5)       License Agreement with Pacific Stock Exchange Incorporated         37               2/28/97
(H)(6)       License Agreement with Standard and Poor's Corporation                                                (1)<F22>
(I)          Opinion of Counsel                                                 38               4/30/97
(J)(1)       Consent of Independent Public Accountants                                                             X
(J)(2)       Consent of Counsel                                                 48               2/12/99
(K)          Not Applicable
(L)          Not Applicable
(M)          Amended and Restated Distribution Plan Pursuant to Rule 12b-1      46               10/15/98
(N)          Financial Data Schedule                                                                               X
(O)          See Exhibit (C)

---------------------

(1)<F22>  To be filed by Amendment prior to effectiveness of this Amendment.